                   [WHITNEY HOLDING CORPORATION LETTERHEAD]



                              March 17, 1997


Securities and Exchange Commission
450 Fifth St., N.W.
Judiciary Plaza
Washington, D.C.  20549-1004

Via Edgar Electronic Filing System

                                                      In Re:  File Number 0-1026
                                                              ------------------

Gentlemen:

                Pursuant to regulations of the Securities and Exchange Commission, submitted herewith for filing on behalf of Whitney Holding Corporation (the "Company"), is the Company's Definitive Proxy Statement dated April 23, 1997.

                This filing is being effected by direct transmission to the Commission's EDGAR System.

                                                   Sincerely,


                                                   /s/ Edward B. Grimball
                                                   -----------------------------
                                                   Edward B. Grimball
                                                   Executive Vice President &
                                                   Chief Financial Officer
                                                   (504) 586-7570

EBG/drm

                            SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934


Filed by the Registrant X
                       ---
Filed by a Party other than the Registrant
                                          ---


Check the appropriate box:

   Preliminary Proxy Statement
---
   Confidential,  for  Use  of  the  Commission  Only   (as  permitted  by  Rule
   14a-6(e)(2))
---
 X Definitive Proxy Statement
---
   Definitive Additional Materials
---
   Soliciting Material Pursuant to (S)240.14a-11(c) or (S)240.14a-12
---

                          WHITNEY HOLDING CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)


Payment of Filing Fee (Check the appropriate box):

    $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2).
---

    $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
---

    Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
---


    1)   Title of each class of securities to which transaction applies:

            Common Stock
         -----------------------------------------------------------------------

    2)   Aggregate number of securities to which transaction applies:

            ????????????
         -----------------------------------------------------------------------


    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:*

            Not Applicable
         -----------------------------------------------------------------------

    4)   Proposed maximum aggregate value of transaction:

            Not Applicable
         -----------------------------------------------------------------------

    5)   Total fee paid:

            Not Applicable
         -----------------------------------------------------------------------


*Set forth the amount on which the filing fee is calculated and state how it was determined.


      Check box if any part of the fee is offset as provided by Exchange Act --- Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1) Amount Previously Paid:   Not Applicable
                                ------------------------------------------------
      2) Form Schedule or Registration Statement No.:   Not Applicable
                                                     ---------------------------
      3) Filing Party:   Not Applicable
                      ----------------------------------------------------------
      4) Date Filed:   Not Applicable
                    ------------------------------------------------------------

                       [WHITNEY HOLDING CORPORATION LOGO]







March 18, 1997

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To the Shareholders:

         The Annual Meeting of Shareholders of Whitney Holding Corporation (the "Company") will be held on the eleventh floor, Pan-American Life Center, 601 Poydras Street, New Orleans, Louisiana, on Wednesday, April 23, 1997, at 10:30 a.m., for the purposes of considering and voting upon:

                  1. Election of directors.

                  2. Ratification of the selection of Arthur Andersen LLP as independent public accountants to audit the books of the Company and its subsidiaries for 1997.

                  3. Proposal to adopt the new 1997 Whitney Holding Corporation Long-Term Incentive Plan.

                  4. Such other business as may properly come before the meeting or any adjournments or postponements thereof.

         The close of business on February 27, 1997, has been fixed as the record date for determining shareholders entitled to notice of and to vote at the meeting.

                                            By  order of the Board of Directors.


                                            /s/ JOSEPH S. SCHWERTZ, JR.

                                            JOSEPH S. SCHWERTZ, JR.
                                            Secretary


--------------------------------------------------------------------------------
              228 St. Charles Avenue, New Orleans, Louisiana 70130







                             YOUR VOTE IS IMPORTANT

         Whether or not you expect to attend the meeting, please mark, date, sign and promptly return the enclosed proxy in the accompanying envelope, which requires no postage if mailed in the United States. You may, of course, later revoke your proxy and vote in person.

                    [WHITNEY HOLDING CORPORATION LETTERHEAD]


                             228 ST. CHARLES AVENUE
                          NEW ORLEANS, LOUISIANA 70130

                                 ---------------
                                 PROXY STATEMENT
                                 ---------------


         The enclosed proxy is solicited by the Board of Directors of Whitney Holding Corporation (the "Company") for use at the Annual Meeting of Shareholders to be held on April 23, 1997 and at any adjournments or postponements thereof. If properly and timely completed and returned, the proxy will be voted in the manner you specify thereon. If no manner is specified, the proxy will be voted FOR election of the nominees for directors hereinafter named, FOR ratification of the selection of Arthur Andersen LLP as the Company's independent public accountants, and FOR adoption of the 1997 Long-Term Incentive Plan.

         The proxy may be revoked by giving written notice of revocation to the Company's secretary or by filing a properly executed proxy of later date with the secretary at or before the Annual Meeting.

         The cost of soliciting proxies will be borne by the Company. Directors, officers and regular employees of the Company and its banking subsidiaries, Whitney National Bank (the "Louisiana Bank"), Whitney Bank of Alabama (the "Alabama Bank"), Whitney National Bank of Florida (the "Florida Bank") and First National Bank of Houma (the "Houma Bank"), may solicit proxies by mail, telephone, telecopier and personal interview, but will not receive additional compensation therefor.

         This Proxy Statement and related materials will first be mailed to shareholders on or about March 18, 1997.

                 VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

         Only shareholders of record as of the close of business on February 27, 1997 are entitled to notice of and to vote at the meeting. On that date, 17,977,998 shares of common stock (being the Company's only class of authorized stock) were outstanding. Each share is entitled to one vote.

         The following table provides information concerning the only shareholder known by the Company to be the beneficial owner (as determined in accordance with Rule 13d-3 of the Securities and Exchange Commission) of more than 5% of its outstanding stock as of February 27, 1997.

                  Name and Address                                     Shares Beneficially     Percent of
                  of Beneficial Owner                                       Owned (1)            Class
                  -------------------                                  -------------------     ----------
         Estate of William G. Helis................................    1,060,836               5.90%
           a Louisiana partnership
           912 Whitney Building
           New Orleans, Louisiana 70130
--------------

(1)  Includes  direct  and  indirect  ownership.  Based  on  Amendment  No. 1 to
     Schedule 13D, dated December 31, 1990 as filed with the Securities and Exchange Commission. David A. Kerstein, an attorney, has shared voting and investment power with respect to the shares shown by virtue of his status as co-executor, co-administrator and co-trustee for, and under revocable delegations of authority given by, several successions, trusts and natural persons who in the aggregate have a 100% partnership interest, and under a revocable delegation of authority given by the partnership itself. Mr. Kerstein also has shared voting and investment power with respect to 99,484 shares owned by the Succession of William G. Helis, Jr., of which he serves as co-executor. Mr. Kerstein disclaims beneficial ownership of all such shares, which aggregates 6.45% of the Company's outstanding stock.

                              ELECTION OF DIRECTORS

         The Company's charter provides for a classified Board of Directors, composed of not less than five nor more than twenty-five persons, divided into five classes serving staggered five-year terms, with the exact number of directors to be fixed by the Board. By Board resolution, and subject to the matters described in the following paragraph, the number of directors has been set at 19, of whom seven are to be elected this year. The Board has nominated James M. Cain, Robert H. Crosby, Jr., Richard B. Crowell, Camille A. Cutrone, Alfred S. Lippman, John K. Roberts, Jr. and Carroll W. Suggs for election as directors. Messrs. Cutrone and Lippman and Ms. Suggs were elected by the Board in 1996 to fill vacancies on an expanded Board and, pursuant to the Company's charter, must stand for election by the shareholders at the 1997 Annual Meeting. Mr. Cutrone is nominated to fill a vacancy in the class of directors whose terms expire at the 2000 Annual Meeting and Mr. Lippman and Ms. Suggs are nominated to fill vacancies in the class of directors whose terms expire at the 2001 Annual Meeting. Messrs. Cain, Crosby, Crowell and Roberts, who were elected at prior shareholders' meetings, are nominated to serve until the 2002 Annual Meeting.

         The Company, Merchants Bancshares, Inc. and Merchants Bank & Trust Company are parties to an Agreement and Plan of Merger dated November 14, 1996, as amended (the "Merchants Agreement"), pursuant to which Merchants Bancshares would be merged into the Company (the "Merchants Merger") and Merchants Bank & Trust would be merged into a newly-formed, wholly-owned bank subsidiary of the Company. Pursuant to the terms of the Merchants Agreement, the Company has agreed to appoint Guy C. Billups, Jr. (Chairman of the Board of Merchants Bancshares and Merchants Bank & Trust) to the Company's Board of Directors and has agreed to nominate Mr. Billups for re-election to the Board for a term ending no earlier than the 2002 Annual Meeting. The Merchants Merger is currently scheduled to be completed on April 18, 1997, but remains subject to Merchants shareholder and regulatory approvals and other customary conditions. Thus, conditioned upon the Merchants Merger occurring prior to the Annual Meeting, the Board has adopted a resolution increasing the size of the current Board to 20 and appointing Mr. Billups to fill the vacancy created thereby. Subject to the same condition, the Board has also fixed at 20 (rather than 19) the number of directors to serve following the Annual Meeting and has nominated Mr. Billups for election to a term expiring in 2002 (in addition to the nominations described above). If the Merchants Merger does not occur prior to the Annual Meeting, the nomination of Mr. Billups will be withdrawn and the number of directors will remain at 19, seven of whom will be elected at the Annual Meeting. The Board will then take such action as may be necessary or appropriate thereafter to increase the size of the Board to 20 and to appoint Mr. Billups as a director effective as of and conditioned upon the subsequent consummation of the Merchants Merger. In such event, Mr. Billups would be nominated for election by the Company's shareholders at the 1998 Annual Meeting.

         Directors will be elected by plurality of the votes actually cast. Abstentions and broker nonvotes will be disregarded. Should any of the Board's nominees become unavailable for election, which is not anticipated, proxy holders may in their discretion vote for other nominees recommended by the Board.

         The following table includes information furnished by the respective nominees and directors with regard to their principal occupations for the last five years, directorships of other public companies and beneficial ownership of the Company's outstanding stock as of December 31, 1996, as well as the beneficial ownership of each of the named executive officers in the Summary Compensation Table (as determined in accordance with Rule 13d-3 of the Securities and Exchange Commission).

                                                                                          Shares         Percent
                                                                       Director  Term   Beneficially       of
Name and Age                        Principal Occupation                Since   Expires  Owned (1)        Class
------------                        --------------------               -------- ------- ------------      -----

Nominee for Term Expiring 2000

Camille A. Cutrone, 67              General Partner, Cutrone           1996     1997    78,623(2)(4)      *
                                    Verlander & Meyer, Attorney
                                    at Law

Nominees for Term Expiring 2001

Alfred S. Lippman, 58               Partner, Lippman, Mahfouz          1996     1997    71,416(3)(4)      *
                                    & Martin, Attorneys at Law

Carroll W. Suggs, 58                Chairman, Chief Executive          1996     1997    1,300(4)          *
                                    Officer and President,
                                    Petroleum Helicopters, Inc.

Nominees for Term Expiring 2002

Guy C. Billups, Jr., 69             Chairman of the Board,             - (5)     - (5)    - (6)            - (6)
                                    Merchants Bancshares, Inc.
                                    and Merchants Bank & Trust
                                    Company; partner, Billups
                                    Farms and Billups Plantation
                                    (farming)

James M. Cain, 63                   Former Vice Chairman, Entergy      1987     1997    5,489(4)(7)       *
                                    Corp. (utility holding company);
                                    former Chairman of the
                                    Board, Chief Executive Officer
                                    and former President, Louisiana
                                    Power and Light Company
                                    (electric utility); former
                                    Director, Chief Executive Officer
                                    And President, New Orleans
                                    Public Service, Inc.; Director,
                                    Delchamps, Inc.

Robert H. Crosby, Jr., 76           Chairman of the Board and          1972     1997    13,843(4)(8)      *
                                    Chief Executive Officer,
                                    Crosby Land & Resources
                                    (timberland holdings, oil
                                    and gas production)

Richard B. Crowell, 58              Attorney, Crowell & Owens          1983     1997    169,486(4)(9)     *



                                        3




                                                                                          Shares         Percent
                                                                       Director  Term   Beneficially       of
Name and Age                        Principal Occupation                Since   Expires   Owned (1)       Class
------------                        --------------------               -------- ------- ------------      -----

John K. Roberts, Jr., 60            President and Chief Executive      1985     1997    109,100(4)(10)    *
                                    Officer, Pan-American Life
                                    Insurance Company (markets and
                                    services life, health and
                                    retirement insurance); Director,
                                    Pan-American Financial Services, Inc.

Directors with Continuing Terms

Harry J. Blumenthal, Jr., 51        President, Blumenthal              1993     1999    15,525(4)(11)     *
                                    Print Works, Inc.
                                    (textiles manufacturing)

Joel B. Bullard, Jr., 46            President, Joe Bullard             1994     1999    12,765(4)(12)     *
                                    Automotive Companies

Angus R. Cooper, II, 54             Chairman and Chief Executive       1994     1999    111,750(4)(13)    *
                                    Officer, Cooper/T. Smith Corp.
                                    (shipping service company)

William A. Hines, 60                Chairman of the Board,             1986     2001    152,600(4)(14)    *
                                    Midland Pipe Corporation
                                    (sale of oil field
                                    country tubular goods)

Robert E. Howson, 65                Former Chairman of the Board       1989     2000    3,950(4)(15)      *
                                    and Chief Executive Officer of
                                    McDermott International, Inc.
                                    and of McDermott Incorporated
                                    (marine construction services
                                    and power generation systems)

John J. Kelly, 62                   President, Textron Marine          1986     2000    5,939(4)(16)      *
                                    and Land Systems (designs
                                    and builds advanced
                                    technology vehicles
                                    and ships)

E. James Kock, Jr., 68              Former President: Bowie             1965    1998    132,784(4)(17)    *
                                    Lumber Associates, Downmans
                                    Associates, Jeanerette Lumber &
                                    Shingle Co., Ltd. and White
                                    Castle Lumber & Shingle Co., Ltd.
                                    (land and timber holdings, and
                                    investments) from 1965 to 1993

William L. Marks, 53                Chairman of the Board and          1990     2000    209,998(18)       1.17%
                                    Chief Executive Officer of
                                    the Company and the Louisiana
                                    Bank




                                        4




                                                                                          Shares         Percent
                                                                       Director  Term   Beneficially       of
Name and Age                        Principal Occupation                Since   Expires   Owned (1)       Class
------------                        --------------------               -------- ------- ------------      -----

R. King Milling, 56                 President of the Company and       1979     1998    86,424(19)        *
                                    the Louisiana Bank

John G. Phillips, 74                Former Chairman of the Board       1972     1998    6,975(4)(20)      *
                                    and Chief Executive Officer, The
                                    Louisiana Land and Exploration
                                    Company (oil and gas exploration
                                    and production)

W. P. Snyder III, 78                Director, H.J. Heinz Co. and       1965     2001    317,237(4)(21)    1.76%
                                    President and Director, The
                                    Wilpen Group, Inc. (investments)

Warren K. Watters, 69               President, Reilly-Benton           1986     2000    7,950(4)(22)      *
                                    Company, Inc. (fabrication
                                    and wholesale distribution of
                                    marine and commercial
                                    construction materials)

Executive Officers

Edward B. Grimball, 52              Executive Vice President and       -        -       54,672(23)        *
                                    Chief Financial Officer of the
                                    Company and the Louisiana Bank

Kenneth A. Lawder, Jr., 56          Executive Vice President           -        -       54,520(24)        *
                                    of the Company and the
                                    Louisiana Bank

John C. Hope, III, 48               Executive Vice President           -        -       55,575(25)        *
                                    of the Company; Chairman
                                    and Chief Executive
                                    Officer of the Alabama Bank

All 26 directors and executive
 officers of the Company as a group                                                     2,282,453(26)     12.70%
----------------------------
 *       Less than 1%

(1) Ownership shown includes direct and indirect ownership and, unless otherwise noted, also includes sole investment and voting power with respect to reported holdings.

(2) Mr. Cutrone's total shares include 28,495 shares in family trusts for Mr. Cutrone's daughters and grandchildren for which he has voting rights, but beneficial ownership is disclaimed.

(3) Mr. Lippman's shares include 37,613 shares held for the benefit of Mr. Lippman in the Lippman, Mahfouz & Martin 401(k) Savings & Retirement Plan.

                                        5




(4) With the exceptions noted below, these totals include the following optioned shares that have been granted pursuant to the Directors' Compensation Plan: (a) options on 1,000 shares granted in 1994 and exercisable at any time through June 30, 2004 at a price of $26.25 per share; (b) options on 1,000 shares granted in 1995 and exercisable at any time through June 30, 2005 at a price of $26.75 per share; and (c) options on 1,000 shares granted in 1996 and exercisable at any time through June 30, 2006 at a price of $30.50 per share. The total shares for Messrs. Bullard and Cooper, who joined the Company's Board after the 1994 option grant, include only those optioned shares described in items (b) and (c) above. The total shares for Mr. Crowell include only those optioned shares described in item (c) above. The total shares for Messrs. Cutrone and Lippman and Ms. Suggs, who joined the Company's Board after the 1995 option grant, include only those optioned shares described in item (c) above.

(5) The appointment of Mr. Billups as a director of the Company, and his nomination for election as a director at the Annual Meeting, is conditioned upon the Merchants Merger, which is currently scheduled for April 18, 1997, occurring prior to the Annual Meeting.

(6) Mr. Billups does not currently beneficially own any shares of Company common stock; however, upon consummation of the Merchants Merger, he will beneficially own approximately 596,100 shares (or approximately 3.10%) of the Company's common stock, including 3,197 shares that will be held by his spouse (as to which Mr. Billups disclaims beneficial ownership). Inasmuch as the number of shares to be issued in the Merchants Merger is based upon a pricing formula described in the Merchants Agreement, the precise number of shares of Company common stock that will be held by Mr. Billups cannot currently be determined.

(7) Mr. Cain is a member of the Company's and the Louisiana Bank's Executive and Nominating Committees. He is also a member of the Louisiana Bank's Audit Committee.

(8) Mr. Crosby is a member of the Company's and the Louisiana Bank's Executive and Compensation Committees. He is also a member of the Louisiana Bank's Trust Committee. His total shares include 450 shares owned by a member of his family and 6,750 shares owned by a partnership of which Mr. Crosby is an officer and a director and in which he has a beneficial interest. Also includes 23 shares owned by an investment club of which a member of Mr. Crosby's family is a member.

(9) Mr. Crowell is a member of the Louisiana Bank's Audit Committee. His total shares include 63,100 shares owned by members of Mr. Crowell's family and family trusts, for which beneficial ownership is disclaimed.

(10) Mr. Roberts is a member of the Company's and the Louisiana Bank's Executive Committees. He is also a member of the Louisiana Bank's Audit Committee. His total shares include shared investment and voting power with respect to 95,550 shares owned by a company having an investment committee of which Mr. Roberts is a member.

(11) Mr. Blumenthal is a member of the Company's and the Louisiana Bank's Executive Committees. His total shares include shared voting and investment power with respect to 7,425 shares owned by a member of Mr. Blumenthal's family, for which beneficial ownership is disclaimed.

(12) Mr. Bullard is a member of the Alabama Bank's Board of Directors and serves on its Audit Committee. His total shares include 2,250 shares in a profit sharing trust, and 4,500 shares in family trusts, for which beneficial ownership is disclaimed.

(13) Mr. Cooper serves on the Company's Executive Committee. Mr. Cooper is also a member of the Alabama Bank's Board of Directors and serves on its Audit Committee. His total shares include 4,650 shares owned by the estate of his spouse, for which beneficial ownership is disclaimed. Also includes 4,000 shares owned by Mr. Cooper's four minor children in an account over which he is custodian and for which beneficial ownership is disclaimed.

(14) Mr. Hines is a member of the Company's and the Louisiana Bank's Executive Committees. His total shares include 5,000 shares owned by a relative of Mr. Hines for which beneficial ownership is disclaimed.


                                        6




(15) Mr. Howson is a member of the Company's and the Louisiana Bank's Compensation and Executive Committees.

(16) Mr. Kelly is a member of the Company's and the Louisiana Bank's Executive Committees and the Louisiana Bank's Audit Committee.

(17)     Mr.  Kock  is a  member  of the  Company's  and  the  Louisiana  Bank's
         Executive and Nominating Committees. He is also a member of the Louisiana Bank's Trust Committee. His total shares include 8,440 shares over which Mr. Kock holds a usufruct, 83,700 shares owned by two companies of which Mr. Kock is a director and shareholder and in which he has a beneficial interest, 4,308 shares owned by several trusts for the benefit of his children, for which he serves as trustee and for which beneficial ownership is disclaimed and 3,578 shares owned by members of Mr. Kock's family, for which he disclaims beneficial ownership.

(18) Mr. Marks is a member of the Alabama Bank's Board of Directors and serves on its Executive and Nominating Committees. He is an ex-officio member of the Louisiana Bank's Executive and Nominating Committees and is a member of the Company's Executive Committee and the Louisiana Bank's Trust Committee. His shares include the following restricted and optioned shares granted pursuant to the Company's Long-Term Incentive
         Program: 51,500 shares of restricted stock; options on 9,851 shares of stock, which may be exercised at any time through June 22, 2003 at a price of $19.42 per share; options on 15,000 shares of stock, which may be exercised at any time through July 26, 2004 at a price of $28.00 per share; options on 18,000 shares of stock, which may be exercised at any time through July 25, 2005 at a price of $28.875 per share; and options on 18,000 shares of stock, which may be exercised at any time through July 23, 2006 at a price of $30.00 per share. Also includes 1,791 shares of stock held for the benefit of Mr. Marks in the Company's
         401(k) plan, and options on 33,750 shares of stock, which may be exercised at any time through February 28, 2000 at a price of $18.11 per share.

(19) Mr. Milling is a member of the Alabama Bank's Board of Directors and serves on its Executive Committee. He is an ex-officio member of the Louisiana Bank's Executive and Trust Committees and is a member of the Company's Executive Committee. His shares include the following restricted and optioned shares granted pursuant to the Company's Long-Term Incentive Program: 20,250 shares of restricted stock; options on 6,000 shares of stock, which may be exercised at any time through June 22, 2003 at a price of $19.42 per share; options on 6,000 shares of stock, which may be exercised at any time through July 26, 2004 at a price of $28.00 per share; options on 6,000 shares of stock, which may be exercised at any time through July 25, 2005 at a price of $28.875 per share; and options on 6,000 shares of stock, which may be exercised at any time through July 23, 2006 at a price of $30.00 per share. His total shares include shared voting and investment power with respect to 2,767 shares owned by members of Mr. Milling's family and includes
         2,828 shares of stock held for the benefit of Mr. Milling in the Company's 401(k) plan.

(20) Mr. Phillips is a member of the Company's and the Louisiana Bank's Compensation Committee.

(21) Includes shared investment and voting power with respect to 24,705 shares owned by a charitable trust of which Mr. Snyder is one of three co-trustees.

(22) Mr. Watters is a member of the Company's and the Louisiana Bank's Executive and Nominating Committees and is a member of the Louisiana Bank's Trust Committee.


                                        7




(23) Includes the following restricted and optioned shares granted pursuant to the Company's Long-Term Incentive Program: 13,500 shares of restricted stock; options on 13,400 shares of stock, which may be exercised at any time through May 27, 2002 at a price of $13.22 per share; options on 9,000 shares of stock, which may be exercised at any time through June 22, 2003 at a price of $19.42 per share; options on 6,000 shares of stock, which may be exercised at any time through July 26, 2004 at a price of $28.00 per share; options on 6,000 shares of stock, which may be exercised at any time through July 25, 2005 at a price of $28.875 per share; and options on 6,000 shares of stock, which may be exercised at any time through July 23, 2006 at a price of $30.00 per share.

(24) Includes the following restricted and optioned shares granted pursuant to the Company's Long-Term Incentive Program: 14,000 shares of restricted stock; options on 11,850 shares of stock, which may be exercised at any time through May 27, 2002 at a price of $13.22 per share; options on 9,000 shares of stock, which may be exercised at any time through June 22, 2003 at a price of $19.42 per share; options on 6,000 shares of stock, which may be exercised at any time through July 26, 2004 at a price of $28.00 per share; options on 6,000 shares of stock, which may be exercised at any time through July 25, 2005 at a price of $28.75 per share; and options on 6,000 shares of stock, which may be exercised at any time through July 23, 2006 at a price of $30.00 per share. This total also includes 699 shares of stock held for the benefit of Mr. Lawder in the Company's 401(k) plan.

(25) Includes the following restricted and optioned shares granted pursuant to the Company's Long-Term Incentive program: 14,600 shares of restricted stock; options on 6,000 shares of stock, which may be exercised at any time through July 25, 2005 at a price of $28.875 per share; and options on 6,000 shares of stock, which may be exercised at any time through July 23, 2006 at a price of $30.00 per share. This figure includes 1,950 shares of stock owned by Mr. Hope's minor children for which beneficial ownership is disclaimed and includes 6,625 shares of stock held for the benefit of Mr. Hope in the Company's 401(k) plan.

(26) The Louisiana Bank serves as trustee of the Louisiana Bank's Savings Plus Trust, which held 275,083 shares (1.53%) as of December 31, 1996. An executive officer of the Company serves with other Louisiana Bank employees on a committee which makes voting decisions with respect to these shares. The Louisiana Bank also serves as trustee of the Louisiana Bank's Retirement Trust, which held 239,555 shares (1.33%) as of December 31, 1996. An executive officer of the Company serves with other Bank employees on a committee which makes voting and investment decisions with respect to these shares. Such shares have been included only once in calculating the beneficial ownership of all officers and directors as a group. This figure does not include approximately 596,100 shares of Company common stock that will be owned by Mr. Billups after consummation of the Merchants Merger (see notes (5) and (6) above).


                          PROPOSAL TO AMEND AND RESTATE
                         THE LONG-TERM INCENTIVE PROGRAM


Proposal

         The Long-Term Incentive Program was adopted by the Board of Directors of the Company (the "Board") on December 18, 1991, and approved by the Company's shareholders at the 1992 annual meeting (the "1992 Program"). The Board recently approved the amendment and restatement of the 1992 Program, in its entirety, in the form of the 1997 Long- Term Incentive Plan (the "1997 Plan"), subject to shareholder approval.

         The amendment and restatement of the 1992 Program is intended to (1) ensure that certain compensation received by specified executive officers under the 1997 Plan will be characterized as performance-based compensation and deductible by the Company under Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), (2) add stock appreciation rights as a type of award that may be granted under the 1997 Plan, (3) comply with certain provisions of Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and (4) increase the number of shares of the Company's no par voting common stock (the "common stock") that may be granted or awarded under the 1997 Plan. Upon approval of the 1997 Plan by the shareholders of the Company, the 1992 Program will be terminated, except that outstanding grants and awards will remain exercisable in accordance with their terms. No grants or awards have been made under the 1997 Plan and the amounts and recipients of such grants or awards are not currently determinable.

         The following summary of the 1997 Plan is qualified in its entirety by reference to the full text of the plan, which is attached as Exhibit A hereto. Shareholder approval of the 1997 Plan is required not only to qualify certain grants and awards thereunder as deductible performance-based compensation within the meaning of Code Section 162(m), but also to satisfy the requirements of the NASDAQ National Market System and the limitations on plan amendments set forth in the 1992 Program.

         The purpose of the 1997 Plan is to advance the long-term interests of the Company by motivating officers and key employees with the opportunity to obtain an equity interest in the Company and to attract and retain officers and key employees upon whose judgment the success of the Company largely depends. The 1997 Plan is further intended to provide flexibility to the Company in connection with its compensation practices.

Administration

         The 1997 Plan is administered by a committee of not less than two members of the Compensation Committee of the Company (the "Committee")
designated by the Board. The members of the Committee must be "nonemployee directors" within the meaning of Rule 16b-3 promulgated under the Exchange Act and "outside directors" as defined in Code Section 162(m). The Committee is presently constituted as the Compensation Committee of the Board.

         The Committee possesses the plenary authority to administer the 1997 Plan, including the authority to designate employees to whom grants and awards will be made, to make grants and awards, to determine the specific terms and conditions of each grant and award, and to interpret and construe the terms of the plan. The Committee may delegate this authority to the Chief Executive Officer of the Company with respect to grants and awards made to employees who are not "affiliates" within the meaning of the Exchange Act or "covered employees" within the meaning of Code Section 162(m). The Committee's decisions, interpretations, and actions related to the 1997 Plan are final and conclusive on the Company, its subsidiaries, shareholders, employees and their beneficiaries.

Shares Subject to the 1997 Plan

         The 1997 Plan increases the number of shares of common stock which may be granted or awarded thereunder. A maximum of 7% of the outstanding shares of common stock (17,977,998 shares as of February 27, 1997) may be issued under the 1997 Plan, subject to proportionate adjustment for changes in the capitalization of the Company. This amount includes shares which were previously reserved for issuance under the 1992 Program and not yet granted or awarded. As of February 27, 1997, 103,025 shares of 720,000 shares of common stock authorized for grant under the 1992 Program were not granted or issued. The Board anticipates that substantially all of the shares available for grant or issuance under the 1992 Program will be granted or issued prior to its termination. Shares may be authorized and unissued shares, treasury shares or shares acquired on the open market.

         The 1997 Plan limits the amount payable to an employee in any calendar year with respect to grants or awards distributable in the form of cash to 300% of the employee's base or regular compensation payable with respect to such calendar year ($1,777,695 would be the maximum amount distributable in cash to the Company's Chief Executive Officer with respect to 1996). The maximum amount payable to an employee in any calendar year with respect to grants or awards distributable in the form of common stock is 2% of the outstanding stock (359,560 shares as of February 27, 1997). In any calendar year, no more than an aggregate of 100,000 shares can be granted to an employee in the form of non-qualified options or stock appreciation rights under the 1997 Plan.

Eligibility

         Employees of the Company and its subsidiaries, including, but not limited to, all executive and senior officers, are eligible to receive grants or awards under the 1997 Plan, when designated by the Committee. As of February 27, 1997, there were 34 employees designated by the Committee to participate in the 1997 Plan.

Types of Grants and Awards

         Options. The Committee may, in its discretion, grant nonqualified or incentive stock options to employees. The Committee determines the exercise price of any such option (which may not be less than fair market value as of the date of grant), the number of shares of common stock subject to the option, and the time or times at which the option is exercisable. The Committee determines the term of any option granted under the 1997 Plan, provided that no option may be exercisable earlier than six months and one day following the date of grant, and no option is exercisable later than 10 years from the date of grant. The Committee may award dividend equivalents in connection with any option granted under the Plan.

         The term "fair market value" is defined in the 1997 Plan as the mean of the closing bid and asked prices of common stock as quoted on the National Association of Securities Dealers Automated Quotation National Market System ("NASDAQ") on the date of grant or award, or if no common stock is traded on the NASDAQ, fair market value is determined as of the date common stock last traded on such system. Otherwise, the Committee may determine the fair market value of common stock using any reasonable method. As of February 27, 1997, the closing bid and asked prices of common stock on the NASDAQ were $38.00 and $38.625, respectively.

         Payment of the option price may be in cash or an equivalent or in the form of shares of common stock. If an employee exercises an option during his employment and pays all or any portion of the purchase price through the surrender of shares of common stock, the Committee may grant to such employee an additional option to purchase the number of shares so surrendered. Any such additional option shall have an exercise price equal to the fair market value of the common stock as of the date of its grant.

         Options which are designated by the Committee as incentive stock options must comply with the additional requirements of Code Section 422. Among other things, the aggregate fair market value (determined at the time of grant) of the common stock with respect to which incentive stock options may be exercised by any employee during a calendar year may not exceed $100,000.

         Restricted Stock. The 1997 Plan permits the Committee to grant or make available for purchase shares of restricted stock. The purchase price, if any, for such stock is determined by the Committee and may be less than the fair market value of common stock as of the date of purchase. At the time a grant of restricted stock is made, the Committee will designate a restriction period during which the transfer or other disposition of the shares is prohibited. The Committee, in its discretion, may impose additional conditions with respect to the lapse of the restriction period, such as the attainment of specified performance goals or incremental vesting requirements.

         Subject to any restrictions or limitations imposed by the Committee, employees who receive restricted stock will generally have all rights and privileges of shareholders, including full voting rights and the right to receive dividends, during the restriction period. Certificates for shares of common stock relating to an award of restricted stock will be delivered to an employee upon the expiration or termination of the restriction period and the satisfaction of any additional terms and conditions applicable to such award.

         Performance Shares. The 1997 Plan permits the Committee to grant or make available for purchase performance shares. The purchase price for such shares, if any, is determined by the Committee and may be less than the fair market value of common stock as of the date of purchase. Performance shares granted or made available for purchase are subject to performance goals determined by the Committee. Such goals may relate to the Company, a subsidiary, a division, department or unit of the Company or a subsidiary or to any employee, group of employees or combination thereof. The Committee may award dividend equivalent payments with respect to performance shares granted under the 1997 Plan.

         Upon the attainment of applicable performance goals and the satisfaction of any additional terms and conditions, an employee will be paid
(1) the number of shares of common stock equal to the performance shares earned,
(2) the right to purchase shares of common stock at a price designated by the Committee, which may be less than fair market value, (3) cash in an amount equal to the fair market value of the number of shares of common stock represented by the performance shares earned, or (4) a combination thereof, determined in the discretion of the Committee. If the applicable performance goals are not satisfied, in whole or in part, due to circumstances that are beyond the control of the Company or the employee, the Committee may provide for full or partial payment of the award or for its cancellation, without payment. Prior to the issuance of common stock in consideration of performance shares, an employee shall have no rights as a shareholder of the Company.

         Phantom Shares. The Committee may grant or make available for purchase phantom shares, the value of which is related to the value of shares of common stock. The purchase price for such shares, if any, will be determined by the Committee and may be less than the fair market value of common stock as of the date of purchase. No common stock is issuable in respect of the grant or purchase of phantom shares, and the Company is not required to establish a fund or set aside assets for the payment of such shares. Each phantom share is credited to a phantom share account, which account is established solely for bookkeeping purposes. An amount equal to dividends paid on shares of common stock is credited to such account based upon the number of phantom shares credited to such account. The Committee will prescribe conditions for the incremental payment of amounts distributable in respect of phantom shares, such as the establishment of vesting periods. Amounts distributable in respect of phantom shares may be paid in the form of cash, common stock or a combination thereof, determined in the discretion of the Committee. Employees are not entitled to the rights of a shareholder of the Company prior to the issuance of shares of common stock in respect of phantom shares.

         Stock Appreciation Rights. To encourage the acquisition and retention of common stock by providing a form of grant or award payable in cash which will allow employees to exercise options without the necessity of selling shares to pay the option price or resulting taxes, the 1997 Plan includes stock appreciation rights ("SARs"). The Committee may grant SARs either concurrently with an option or separately, without regard to any option. The Committee determines the term of each SAR and the time or times at which each SAR will be exercisable; provided, that no SAR may be exercisable later than 10 years after the date of grant.

         Upon the exercise of a SAR, the Company will deliver to the employee shares of common stock or cash or a combination thereof in amount equal to the excess of the current fair market value of common stock over (1) the option price, if the SAR is related to an option, or (2) the fair market value of a share of common stock on the date of grant, if the SAR is granted without regard to any option.

         Code Section 162(m) Limitations. Code Section 162(m) generally disallows a tax deduction to public corporations for compensation over $1,000,000 for any calendar year paid to the Company's chief executive officer and four other most highly compensated executive officers in service as of the end of any calendar year. Code Section 162(m) provides that qualifying performance-based compensation will not be subject to the deduction limit if certain requirements are met. Grants and awards under the 1992 Program may not comply with the provisions of Code Section 162(m).

         Grants of nonqualified options and SARs under the 1997 Plan by the Committee are intended to constitute performance-based compensation within the meaning of Code Section 162(m). With respect to other grants and awards under the 1997 Plan, including restricted stock and performance shares, Code Section 162(m) requires shareholder approval of the particular performance-based goals that must be achieved for the grants or awards to be vested or earned. The 1997 Plan empowers the Committee to structure any grant or award thereunder as performance-based compensation and to designate in connection therewith performance-based objectives with respect to such grants or awards from among the following: (1) the return on average shareholders' equity of the Company,
(2) the return on average assets of the Company, (3) the net income of the Company, (4) the earnings per share of the Company, (5) the total shareholder return of the

Company, (6) the market share of the Company or a subsidiary or unit thereof, and (7) such other criteria as may be established by the Committee, in writing, consistent with the requirement of Code Section 162(m). Performance-based objectives designated by the Committee may relate to the Company, a subsidiary, division, department or unit of the Company or any subsidiary thereof, or any employee or group of employees. The Committee has not yet designated specific performance-based objectives with respect to any grant or award under the 1997 Plan.

Acceleration of Grants and Awards upon Change in Control

         Grants and awards are accelerated and immediately exercisable upon the occurrence of a change in control. A "change in control" is deemed to occur upon
(1) the acquisition by any person or group of persons of 20% or more of the voting power of the Company's securities, without approval or recommendation of the Board, (2) the transfer of assets or other liquidation or reorganization of the Louisiana Bank by the FDIC or other regulatory agency, (3) the approval by the shareholders of the Company of a merger or consolidation which results in a change of 20% or more in the beneficial ownership of voting control of the Company, (4) a change in the composition of the Board which excludes a majority of the "continuing board" (as defined in the 1997 Plan), or (5) the sale of all or substantially all of the stock or assets of the Louisiana Bank.

Amendments to the 1997 Plan

         The Board may amend or discontinue the 1997 Plan at any time, without the approval or consent of shareholders, provided that no such amendment or discontinuance may materially change or impair, without the prior consent of the recipient thereof, an award or grant previously made under the 1997 Plan. Such amendments may include, but are not limited to, the addition of grants and awards, the addition of persons or classes of persons eligible to receive grants or awards, and the modification of the number of shares of common stock available for grant or issuance. Similar amendments under the 1992 Program were subject to shareholder approval.

Transfer of Grants and Awards

         Grants and awards under the 1997 Plan are generally not subject to transfer, assignment, pledge, alienation or other form of encumbrance, except in the event of an employee's death; provided that the Committee, in its discretion, may permit the transfer of any nonqualified option, restricted stock, performance share or unit or SAR to a member of the employee's immediate family or to a trust established for such family members. As a condition precedent to any such transfer, the employee and any transferee will be required to enter into an agreement with the Committee pursuant to which the employee agrees to satisfy his applicable income and employment tax obligations and the transferee agrees to be bound by such terms and conditions as the Committee deems necessary or appropriate.

Effective Date and Term

         The 1997 Plan will be effective upon its approval by the shareholders of the Company and shall remain in existence until all grants or awards thereunder have been satisfied by the issuance of shares of common stock or the payment of cash in respect thereto or earlier terminated and all restrictions and limitations imposed on shares of common stock have lapsed or such shares have been forfeited; provided, however, that no grant or award shall be made after the 10th anniversary of the date on which the 1997 Plan is approved by the shareholders of the Company.

Federal Income Tax Consequences

         The following summary is based on current interpretations of existing federal income tax laws and does not purport to be complete. Reference should be made to the Code and additional state and local income tax consequences may apply to transactions involving grants or awards under the 1997 Plan.

         Options. There are no immediate federal income tax consequences to either an employee or to the Company on the grant of a nonqualified option. Upon the exercise of such an option, the employee recognizes ordinary income equal to the difference between the aggregate option price of the shares of common stock with respect to which the option is exercised and the aggregate fair market value of such shares as of the exercise date, and the Company is entitled to a deduction in the year of exercise in an amount equal to the amount the employee is required to recognize as ordinary income.

         An employee does not recognize ordinary income upon the grant or exercise of an incentive stock option, but the excess of the fair market value of the shares at the time of exercise over the option price is a tax preference item which may subject the employee to the alternative minimum tax imposed under Code Section 55. Upon the subsequent disposition of shares of common stock acquired on the exercise of an incentive stock option, an employee will recognize capital gain or loss in an amount equal to the difference between the exercise price and the sales price of the common stock, provided the shares are not disposed of within two years of the date of grant and one year from the date of exercise of the incentive stock option (the "required holding period"). An employee disposing of shares prior to the expiration of the required holding period will recognize ordinary income equal to the difference between the option price and the fair market value of such shares on the option exercise date. The Company is not entitled to a deduction in connection with the exercise of an incentive stock option unless the employee disposes of the shares acquired on the exercise of the option prior to the expiration of the required holding period.

         If the exercise price of an option is paid by the surrender of previously-owned shares, the basis of the previously- owned shares carries over to the shares received on the exercise of the option. If the option is a nonqualified option, any income recognized on exercise is added to the employee's basis. If the option is an incentive stock option, the employee will recognize gain if the shares surrendered were acquired through the exercise of an incentive stock option and have not been held for the required holding period. This gain will be added to the basis of the shares received on the exercise of the option.

         Restricted Stock and Performance Shares. There are no immediate federal income tax consequences to either the employee or the Company upon the grant or purchase by the employee of restricted stock or performance shares. Upon the lapse of restrictions on the transfer of or the attainment of performance goals with respect to restricted stock or performance shares, an employee will recognize ordinary income in an amount equal to the difference between the purchase price, if any, for the shares and the fair market value of common stock and cash received with respect to such lapse or attainment, and the Company is entitled to a deduction in the year of lapse or attainment in an amount equal to the amount the employee is required to recognize as ordinary income, subject to the limitations of Code Section 162(m). Dividends paid on restricted stock are taxable to the employee as ordinary income and deductible by the Company.

         An employee may elect within 30 days of the grant or purchase of restricted stock to recognize taxable income in the year shares are awarded in an amount equal to the difference between the fair market value of the restricted stock at the time of the grant or purchase and the purchase price, if any, determined without regard to any restrictions, and the Company is entitled to a corresponding deduction at that time. Any gain or loss on a subsequent disposition of the stock by the employee is a capital gain or loss, and no further deduction will be available to the Company. If an employee makes this election and the employee subsequently forfeits the restricted stock, the employee is not entitled to a deduction as a consequence of such forfeiture, but the Company must include as ordinary income the amount it previously deducted in the year of grant with respect to such shares.

         Phantom Shares. There are generally no federal income tax consequences to either the employee or the Company on the grant or purchase by the employee of phantom shares or the crediting of dividend equivalents to a phantom share account. An employee recognizes ordinary income upon the maturity of phantom shares and dividend equivalents, if any, and the Company is entitled to a deduction in the year of maturity in an amount equal to the amount the employee is required to recognize as ordinary income, subject to the limitations of Code
Section 162(m). If phantom shares are purchased by an employee, the employee is deemed to have a basis in the common stock issued in respect of such shares equal to the purchase price.

         Stock Appreciation Rights. The grant of an SAR generally does not result in income to an employee or in a deduction for the Company. Upon the exercise of an SAR, an employee will recognize ordinary income and the Company will be entitled to a corresponding deduction in an amount equal to the fair market value of the common stock and any cash received by the employee.

         Withholding. The 1997 Plan permits an employee to elect to have the Company withhold from shares the employee would otherwise be entitled to receive in connection with the receipt of common stock or the lapse of restrictions on shares of restricted stock, shares of common stock having a fair market value equal to the amount required to be withheld under applicable income and employment tax laws. The Committee may disapprove such tax withholding election by an employee or may suspend or terminate the right to make such elections.

         Change in Control. Acceleration of the exercisability or vesting of an award upon the occurrence of a change in control may result in the characterization of the excess of the fair market value of common stock and any cash paid with respect to such award over the purchase price, if any, as a parachute payment (within the meaning of Code
Section 280G) if the sum of such amounts and any other such contingent payments received by the employee exceeds an amount equal to three times the "base amount" of such employee. The term "base amount" generally means the average of the annual compensation of such employee for the five years preceding such change in ownership or control. An excess parachute payment, with respect to any employee, is the excess of the parachute payments made to such employee, in the aggregate, over and above such employee's base amount. If the amounts received by an employee are characterized as parachute payments, such employee will be subject to a 20% excise tax on any excess parachute payment, and the Company will be denied any deduction with respect to such payment.

Vote Required

         Adoption of the 1997 Plan requires the affirmative vote, cast in person or by proxy, of the holders of at least a majority of the shares of common stock of the Company represented and entitled to vote at the meeting.

                 THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR"
               THE ADOPTION OF THE 1997 LONG-TERM INCENTIVE PLAN.

                        INFORMATION CONCERNING MANAGEMENT

         Board Committees. The Company has no standing audit committee. The Company has a Nominating Committee composed of Messrs. Cain, Kock, and Watters. The Nominating Committee, whose functions and operating procedures have not yet been fully delineated, held one meeting during the year. The Company has a Compensation Committee consisting of Messrs. Crosby, Howson, and Phillips, as discussed below.

         The Louisiana and Alabama Banks have Audit Committees that function primarily to evaluate the scope and results of internal and external audits. The Louisiana Bank's Audit Committee, which meets quarterly, is composed of not less than three members who are appointed each meeting. Messrs. Cain, Crowell, Kelly, and Roberts served as committee members during 1996. The Alabama Bank Audit Committee, which is composed of Messrs. Beard, Bullard, Cooper, and Weber, met twice in 1996.

         During 1996, the Board of Directors of the Company held 12 meetings. All directors other than Mr. Hines attended at least 75% of the aggregate number of meetings of the Company's Board of Directors and the committees of the Company on which they served.

         Compensation of Directors. All Company directors are also directors of one or more of the Company's subsidiaries, and except as described below, the Company does not compensate directors for attendance at Company board meetings. During 1996, the Louisiana Bank paid its non-officer directors annual fees of $12,000 and $750 for each day on which the director attended one or more meetings of the Louisiana Bank's board or a committee thereof. The Alabama Bank paid its non-officer directors who are not also directors of the Company annual fees of $1,500, $500 for attendance at each Alabama Bank board meeting and $300 per meeting for attendance at committee meetings of that board. The Company paid the two Company directors who are also directors of the Alabama Bank but not the Louisiana Bank annual fees of $12,000 and $750 for each day on which those directors attended one or more meetings of the Company's board or a committee thereof. The Alabama Bank also paid these two directors $500 for attendance at each Alabama Bank board meeting and $300 per meeting for attendance at that board's committee meetings.

         In 1994, the Company's shareholders approved the Directors' Compensation Plan for the purpose of ensuring that each director who is not an employee of the Company or its subsidiaries acquires and maintains an appropriate equity interest in the Company through ownership of the Company's common stock. In addition, this plan amended and restated the Unfunded Plan of Deferred Compensation adopted in November, 1990. For each director, the Directors' Compensation Plan, further amended by the Company's shareholders in 1996, provides for (a) the annual award of 300 shares of common stock, (b) the annual grant of 1,000 non-qualified stock options, and (c) the voluntary deferral of all or a portion of the stock award and/or the fees otherwise payable annually to the directors.

         Any deferred amounts are credited to a bookkeeping account maintained by the Company for the benefit of each director. The plan permits each director to allocate, from time to time, deferred amounts among an equity fund, a fixed income fund, a money market fund, and credits representing shares of the Company's common stock. Earnings and losses are periodically credited to each account based upon such investment allocations; however, there is no requirement that the Company actually acquire any asset subject to allocation by the director. The Company established a rabbi trust in connection with the funding of its obligations under the plan. Each year during the continuation of this plan, it is the Company's intent to contribute to this trust in order to fund its obligations thereunder.

         Benefits under the plan are distributed as of the date designated by each director, generally after the date the director ceases to serve as a member of the Board of Directors of the Company. Benefits are equal to the amount credited to a director's account at the time of distribution.

                             EXECUTIVE COMPENSATION

             COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

         The Compensation Committee of the Board of Directors of the Company is responsible for approving the salaries of the executive officers who are also directors of the Company as well as reviewing the compensation of the other executive officers. The Committee also has the responsibility to perform a more general review of the salaries of other officers, develop and administer executive compensation and benefit plans, and review and approve other employee benefit plans that may be appropriate for the Committee to consider. The Committee is composed of three independent, non-employee directors, of which one is elected Chairman. In conducting its business, the Committee met three times during 1996.

         Discussions, recommendations, and determinations of the Committee are made on the basis of an assessment of corporate performance and a review of supporting data, banking industry and peer standards, general marketplace data, and regional and national economic considerations. The Committee uses outside benefit and compensation consultants and external legal counsel as a resource when needed, and relies on survey data produced by independent third parties as a source of information to assist in their deliberations.

         The Company's executive compensation program is designed to provide a competitive level of pay that rewards performance as well as enables the Company to attract and retain qualified senior executives. Base pay is targeted at a level that is competitive with the overall banking industry and a group of peer banks. As presented in the Summary Compensation Table, in addition to base salary, the executive officers are participants in the Executive Compensation Plan (an annual incentive plan) and the Long-Term Incentive Program, both of which were established by the Committee in 1992. Executive agreements addressing issues of change in control were implemented in 1992 and revised in 1993 and 1996.

         The Committee established the salary of William L. Marks, Chairman and Chief Executive Officer of the Company and the Louisiana Bank, at $610,000 effective July 1, 1996, an annualized increase of $35,000 or 6%.

         Executive Compensation Plan. The Executive Compensation Plan, which addresses incentive compensation, was developed to "optimize the profitability and growth of the Company and motivate certain officers, executive personnel, and other key employees of the Company through the award of compensation based on the attainment of stated performance objectives." The criteria used to measure company performance in 1996 were return on average assets (ROA) and return on average equity (ROE). These two performance criteria are among the most frequently used measures of financial performance in the banking industry. Each measurement criterion is weighted equally to arrive at an overall composite performance rating. Actual company performance is ranked in comparison to the performance of a defined peer group of twelve high performing banks in the South Central United States and this ranking is compared to established Company performance objectives. The Chief Executive Officer's performance is measured on the fulfillment of these corporate performance objectives. Other executive officers, as well as other officers participating in the Executive Compensation Plan, are measured on a combination of these corporate performance objectives and individual performance objectives related to that officer's area of responsibility. All individual objectives support achieving the overall corporate goals.

         Incentive compensation awards in 1996 were predicated upon the Company reaching a minimum threshold of performance. The minimum performance threshold was exceeded and actual performance, as provided for by the Plan, was utilized to calculate the incentive awards payable to participants.

         The Committee was responsible for the evaluation of corporate and individual performance and for making all awards under the plan, which included a total of $755,719 awarded to Messrs. Marks, Milling, Grimball, Lawder and Hope as participants during fiscal 1996. Of this amount, $314,059 was awarded to Mr. Marks, which represented an amount equal to 53% of his salary.

         Long-Term Incentive Program. The Long-Term Incentive Program ("LTIP") was established "to increase shareholder value, to advance the interests of the Company, and to attract, retain, and motivate certain officers, executive personnel, and other key employees through the grant or award of stock-based incentive compensation." The LTIP, which was approved by vote of the shareholders of the Company in 1992, is administered by the Compensation Committee which designates the participants and grants any awards under the plan. The incentives available under the LTIP are:

                  (1) stock options, which may be either non-statutory stock options or incentive stock options within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended;

                  (2) restricted stock, shares of common stock subject to restrictions on transfer, forfeitability or other limitations, and/or the achievement of specified performance objectives;

                  (3) performance shares, shares of common stock which may be subject to the attainment of specified performance objectives; and

                  (4) phantom shares, equity awards which are related to the value of shares of common stock.

         During 1996, awards of stock options and performance-based restricted stock were granted to the Chief Executive Officer and the other named executive officers, as detailed in the compensation tables shown herein, and certain other officers. In granting these awards, the Committee took particular note of management's progress over the past years toward correcting identified deficiencies, strengthening internal policies and procedures, achieving geographical expansion, and improving corporate profitability. In establishing the level of grants to the Chief Executive Officer, the Committee considered overall compensation data from banking industry sources and peer bank holding companies as well as the Committee's assessment of the Chief Executive Officer's current performance and the expectations of his future contributions to the Company's long-term performance goals. These same measures, along with the Chief Executive Officer's recommendations, were applied in awarding grants to the other officers.

         New 1997 Long-Term Incentive Plan. The Committee approved, and the Board subsequently adopted, the 1997 Long-Term Incentive Plan, which is being submitted for shareholder approval at the 1997 Annual Meeting in order to satisfy the shareholder approval requirement of Code Section 162(m) of the Internal Revenue Code of 1986, as amended. Section 162(m) generally disallows a tax deduction to public corporations for compensation over $1,000,000 paid in a calendar year to the corporation's Chief Executive Officer and the four other most highly-compensated executive officers in service as of the end of any calendar year. Section 162(m) further provides that qualifying performance-based compensation will not be subject to the deduction limit if certain requirements are met. Shareholder approval of the 1997 Long-Term Incentive Plan will serve to ensure that grants made by the Committee may qualify as performance-based compensation within the meaning of Code Section 162(m). Because of the ambiguities and uncertainties as to the application and interpretation of Code
Section 162(m) and the regulations promulgated thereunder, no assurance can be given, notwithstanding the efforts of the Company in this area, that compensation intended by the Company to satisfy the requirements for deductibility under Code Section 162(m) will, in fact, do so.

         Executive Agreements. The Company and the Louisiana or Alabama Banks have entered into separate agreements with Messrs. Marks, Milling, Grimball, Lawder and Hope providing for compensation and severance benefits upon the termination of employment under certain circumstances following a change in control of the Company or the Banks.

         Generally, under the agreements, a change in control of the Company or the Banks will be deemed to have occurred if (i) any person acquires or becomes the beneficial owner of more than 20% of the Company's outstanding common stock without the approval of the Company's Board of Directors, (ii) the Federal Deposit Insurance Corporation or any other regulatory agency takes certain actions in connection with the reorganization or liquidation of the Banks, (iii) the Company or the Banks enter into a merger or consolidation, or sell all or substantially all of their stock or assets, without the surviving or acquiring corporation agreeing to assume the obligations of the Company or the Banks under the agreements, or (iv) there is a change in the majority of the members of the Company's or the Banks' Boards of Directors.

         Under each agreement, if the Company or a Bank terminates the employment of the officer without cause, or if the officer resigns during the three year period following a change in control as a result of a change or diminution of his duties, responsibilities, title, compensation, working conditions or general status with the Company or the Banks, he will be entitled to special severance benefits including, among other things, a sum equal to 300% of his annual salary and substantially all of the amounts that are payable to him under the Company's and the Banks' employee and executive benefit plans.

         Other Responsibilities. The Committee reviews the provisions and scope of other employee benefit plans, such as the Retirement Plan and the Savings Plus Plan (formerly the Thrift Incentive Plan), and recommends to the Board of Directors any changes to such plans that it deems appropriate and/or the adoption of any new qualified or non-qualified plans. (The Retirement Plan and the Savings Plus 401(k) Plan are discussed elsewhere in this proxy statement.) In addition to the foregoing, the Committee also reviews any other matters with respect to the management of employee incentives, compensation and benefits, and if it believes that action by the Board of Directors may be suitable, the Committee makes recommendations concerning those matters to the Board.

         The Committee believes that the executive compensation policies and programs of the Company serve the best interest of its shareholders and that the combination of a sound base salary program, a competitive short-term cash bonus incentive plan, and strong long-term incentives provides a foundation for the continued success of the Company.

                                Compensation Committee of the Board of Directors Robert E. Howson, Chairman
                                Robert H. Crosby, Jr.
                                John G. Phillips

I.  SUMMARY COMPENSATION TABLE

                                                                                  Long Term
                                                                                 Compensation
                                             Annual Compensation                  Awards (9)
                                       --------------------------------    -------------------------
                                                                           Restricted        Options
                                                                           Stock Award       Number
                                                                             Dollar            of       All Other
Names and Principal Position           Year       Salary       Bonus (8)     Value(10)        Shares    Compensation
----------------------------           ----     --------      ---------    -----------       ------    ------------
William L. Marks.....................  1996     $592,565      $314,059     $300,000(1)       18,000    $6,516(5)
 Chairman & Chief Executive            1995      562,532       337,519      288,750(2)       18,000     4,792
 Officer of the Company and the        1994      525,000       393,750      252,000(3)       15,000     4,613
 Louisiana Bank

R. King Milling......................  1996     $387,528      $162,762      $90,000(1)        6,000    $7,650(6)
 President of the Company              1995      375,014       168,756       86,625(2)        6,000     6,051
 and the Louisiana Bank                1994      375,000       210,938       84,000(3)        6,000     4,613

Kenneth A. Lawder, Jr................  1996     $248,024      $104,170      $75,000(1)        6,000    $7,650(6)
 Executive Vice President of the       1995      236,074       106,211       57,750(2)        6,000     4,917
 Company & the Louisiana Bank          1994      221,010       124,318       56,000(3)        6,000     4,613

Edward B. Grimball...................  1996     $212,011       $89,045      $60,000(1)        6,000    $6,516(5)
 Executive Vice President and          1995      201,004        90,452       57,750(2)        6,000     4,833
 Chief Financial Officer of the        1994      185,000        84,813       56,000(3)        6,000     4,422
 Company & the Louisiana Bank

John C. Hope, III....................  1996     $204,008       $85,683      $75,000(1)        6,000    $5,718(7)
 Executive Vice President of the       1995      192,552        86,648       57,750(2)        6,000    68,045
 Company and Chairman & Chief          1994       33,765           ___      244,925(4)          ___        96
 Executive Office of the Alabama
 Bank
------------------------

(1) The restricted shares granted in 1996 represent a target award that is subject to adjustment based on the performance of the Company, as measured by its return on assets and return on equity, in relation to that of a designated peer group over the three year period ending December 31, 1998. The ultimate number of shares in which the named executive will vest can range from 0% to 200% of the target award. The restricted shares vest on July 23, 1999 upon completion of certain employment requirements. The grant date for the target award was July 23, 1996. The target award is valued at $30.00 per share, the market price on the award date.

(2) Restricted stock vests July 25, 2000 upon completion of certain employment requirements. The grant was awarded July 25, 1995 and is valued at $28.875 per share, the market price on the award date.

(3) Restricted stock vests July 27, 1999 upon completion of certain employment requirements. The grant was awarded July 27, 1994 and is valued at $28.00 per share, the market price on the award date.

(4) Restricted stock vests May 27, 1997 upon completion of certain employment requirements. The grant was awarded October 28, 1994 and is valued at $24.25 per share, the market price on the award date.

(5) This represents $2,016.00 in imputed income for the group term life insurance and $4,500.00 in matching contributions under the Savings Plus 401(k) Plan.

(6) This represents $3,150.00 in imputed income for the group term life insurance and $4,500.00 in matching contributions under the Savings Plus 401(k) Plan.

(7) This represents $1,218.00 in imputed income for the group term life insurance and $4,500.00 in matching contributions under the

                                       19




      Savings Plus 401(k) Plan.

(8) All bonuses have been paid under the Executive Compensation Plan (annual incentive plan).

(9)   All awards have been made under the Long Term Incentive Program.

(10) The restricted stock award dollar values shown in the Table were calculated using the market price of the Company's common stock on the date of award. The aggregate value of the restricted stock holdings granted in 1994, 1995 and 1996 for each named executive officer calculated using the market price of the Company's common stock as of December 31, 1996 was as follows: Mr. Marks, $1,025,875; Mr. Milling, $318,375;
      Mr. Lawder,   $229,938;   Mr. Grimball,   $212,250;   Mr. Hope,  $516,475.
      Dividends are paid in full on such restricted shares.


II. OPTION GRANTS TABLE


                              Option Grants in 1996

                                                                                                            Potential Realizable
                                                                                                               Value at Assumed
                                                                                                               Annual Rates of
                                                                                                          Stock Price Appreciation
                                                  Individual Grants                                           For Option Term
                                      ----------------------------------------------------------------------------------------------
                                       Number of      % of Total
                                      Securities        Options
                                      Underlying        Granted      Exercise or
                                       Options       to Employees    Base Price         Expiration
                 Name                  Granted          in 1996      (Per Share)           Date              5%               10%
------------------------------------------------------------------------------------------------------------------------------------
William L. Marks...................... 18,000           17.39%         $30.000           7/23/2006       $339,600          $860,600

R. King Milling.......................  6,000            5.80%         $30.000           7/23/2006        113,200           286,900

Kenneth A. Lawder, Jr.................  6,000            5.80%         $30.000           7/23/2006        113,200           286,900

Edward B. Grimball....................  6,000            5.80%         $30.000           7/23/2006        113,200           286,900

John C. Hope, III.....................  6,000            5.80%         $30.000           7/23/2006        113,200           286,900


Named executive officers'
   assumed value gained as a
   percent of all shareholders' gains:
       Officers.......................                                                                   $792,400        $2,008,200
       Shareholders...................                                                               $338,689,000      $858,304,500
       Percent of gain pertaining to
         officers' options............                                                                       0.23%             0.23%

III. OPTION EXERCISES AND YEAR-END VALUE TABLE

         Aggregated Option Exercises in 1996, and Year-End Option Value

                                                                       Number of              Value of
                                                                 Securities Underlying       Unexercised
                                                                      Unexercised           In-the-Money
                                                                      Options at             Options at
                                                                  December 31, 1996      December 31, 1996
                                Shares Acquired       Value      ---------------------- ---------------------
Name                              on Exercise        Realized        All Exercisable        All Exercisable
------------------------------ ------------------ -------------- ---------------------- ---------------------
William L. Marks                            5,149        $54,500                 94,601            $1,064,300
R. King Milling                             3,000         31,750                 24,000               211,300
Kenneth A. Lawder, Jr.                          -              -                 38,850               521,700
Edward B. Grimball                              -              -                 40,400               556,000
John C. Hope, III                               -              -                 12,000                71,300
------------------------------

                                PERFORMANCE GRAPH

     The accompanying graph shows the comparative total economic return, including the reinvestment of cash dividends received and the effects of stock price appreciation or depreciation, of the common stock of the Company, of all U.S. common stocks listed on the NASDAQ system, and of the bank stocks of the KBW 50 Total Return Index, a proprietary bank stock index of Keefe, Bruyette & Woods, Inc., which tracks the returns of 50 large banking companies throughout the United States.


                 COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN
                           (December 31, 1991 = 100)


                                    [GRAPH]



                                                            Cumulative Total Return Index for the Year
                               -----------------------------------------------------------------------------------------------
                                   1991             1992             1993              1994             1995              1996
                               --------         --------         --------          --------         --------         ---------
Whitney Holding
  Corporation Common
    Stock....................       100              193              280               274              403               473
KBW 50 Total Return
    Index ...................       100              127              134               128              204               289
NASDAQ Total Return
     Index (U.S.
      Companies)..........          100              116              134               131              185               227


Company Plans

     The Company's executive officers, who are appointed annually, are participants in the Executive Compensation Plan, Long-Term Incentive Program,
Retirement Plan and Savings Plus Plan and may elect to participate in the Deferred Compensation Plan. The Executive Compensation Plan and Long-Term Incentive Program are described above under Executive Compensation.

     Retirement Plan. The Louisiana Bank, in 1964, established a noncontributory, defined benefit retirement plan. The plan, as amended (the "Retirement Plan"), generally covers full-time employees of the Company and its subsidiaries who are at least 21 years of age and complete certain additional eligibility requirements. In general, the monthly benefit payable under the Retirement Plan at normal retirement age (age 65) is an amount based on final average monthly compensation and years of service at normal retirement age, reduced by a portion of the monthly Social Security amount payable at that age. Final average monthly compensation (which includes the salaries and bonuses of executive officers set forth in the Summary Compensation Table, but excludes the value of grants and awards under the Long-Term Incentive Program and contributions by the Company or its subsidiaries to employee benefit plans) is calculated by averaging the highest successive five years of compensation during the ten calendar years preceding termination or retirement date. Beginning in 1994, compensation in excess of $150,000 is disregarded. With certain exceptions, years of service includes all periods of continuous service with the Company or its subsidiaries. Benefits under the Retirement Plan are fully vested upon the completion of a stated period of service. The Retirement Plan was most recently amended and restated in 1995. The maximum annual benefit payable under the Retirement Plan for employees who retire in 1996 is the lesser of $120,000 (a limitation imposed by the Internal Revenue Code) or 100% of "average compensation" (defined as the highest aggregate earnings averaged over three consecutive years).

     In 1995, the Company adopted a non-qualified defined benefit retirement plan, known as the Retirement Restoration Plan (the "Restoration Plan"), effective as of January 1, 1995. The Restoration Plan provides to designated executive officers benefits which are computed under the Retirement Plan's formula but, without the restrictions imposed by certain specified provisions of the Internal Revenue Code. Benefits under the Restoration Plan are reduced by amounts actually payable from the qualified Retirement Plan.

     The following table shows the estimated annual benefit payable from the Retirement Plan upon retirement at age 65 to persons in specified compensation and years of service classifications, computed on a straight life annuity basis, including an estimate of the amount payable to any person designated as a participant in the Retirement Restoration Plan. The table does not indicate required deductions for Social Security benefits. Benefits under both the "Retirement Plan" and "Retirement Restoration Plan" are calculated taking into consideration base salary and cash bonus earned by the Executive and exclude any amounts received in the form of cash or stock under the Long Term Incentive Plan.

                                     RETIREMENT PLAN TABLE

    Highest Successive                             Credited Years of Service
    Five-Year Average      --------------------------------------------------------------------------
       Remuneration                 15             20             25             30              35
-------------------------- --------------------------------------------------------------------------
$  150,000                      $ 41,175       $ 54,900       $ 68,625       $ 82,350        $ 96,075
   175,000                        48,038         64,050         80,063         96,075         112,088
   200,000                        54,900         73,200         91,500        109,800         115,641
   300,000                        82,350        109,800        137,250        164,700         192,150
   400,000                       109,800        146,400        183,000        219,600         256,200
   500,000                       137,250        183,000        228,750        274,500         320,250
   600,000                       164,700        219,600        274,500        329,400         384,300
   700,000                       192,150        256,200        320,250        384,300         448,350
   800,000                       219,600        292,800        366,000        439,200         512,400
 1,000,000                       274,500        366,000        375,000        549,000         640,500
 1,200,000                       329,400        439,200        549,000        658,800         768,600

Messrs. Marks, Milling, Grimball, Lawder, and Hope had, respectively,  6, 12, 6,
5, and 2 years of service as of December 31, 1996.

     Savings Plus Plan. In 1952, the Louisiana Bank established the Thrift Incentive Plan (a profit sharing plan) which permitted eligible employees with two years of service to become noncontributory participants. The last contribution made by the Louisiana Bank to the Thrift Incentive Plan was in 1988.

     The Thrift Incentive Plan was amended and restated in 1993, to, among other things, comply with the provisions of the Tax Reform Act of 1986 and to activate provisions permitted under Section 401(k) of the Internal Revenue Code. Concurrently, the Thrift Incentive Plan was renamed the Savings Plus Plan. The Savings Plus Plan generally provides that full-time employees of the Company or its subsidiaries who have completed one year of service are eligible to participate as of the first day of the following calendar quarter. Participants may elect to contribute up to 10% of salary, subject to certain limitations; the Louisiana, Florida and Alabama Banks match up to the first 3% of salary contributed on a dollar for dollar basis. Participants are provided with investment discretion over all contributions and may select from a variety of investment vehicles. In 1996, the Louisiana Bank contributed $4,500 each on behalf of Messrs. Marks, Milling, Grimball, and Lawder; and the Alabama Bank contributed $4,500 on behalf of Mr. Hope.

     Deferred Compensation Plan. In 1993, the Company established a non-qualified deferred compensation plan. The Plan permits eligible officers to annually elect to defer up to 25% of base salary and all or part of bonuses paid under the Executive Compensation Plan. The Deferred Compensation Plan also permits the deferral of any disallowed employee contributions under the Savings Plus Plan. Participants are permitted to request that the Company invest the deferrals in a limited number of investment options. Deferral elections must be made prior to the calendar year in which the salary or bonus is earned. Distribution under the Deferred Compensation Plan must generally coincide with the attainment of retirement age and may take the form of a lump-sum payment or a specified payment stream. Deferrals under this plan in 1996 for Messrs. Marks, Milling, Grimball, Lawder, and Hope were $0, $0, $44,523, $0 and $42,842, respectively.


                              CERTAIN TRANSACTIONS

     The Company's banking subsidiaries have made, and expect to make in the future, loans in the ordinary course of business to directors and executive officers of the Company, members of their immediate families, and their associates. Such loans have been made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons, and did not involve more than normal risk of collectibility or present other unfavorable features.

     Pan-American Life Insurance Company, of which John K. Roberts, Jr., a director of the Company, is President and Chief Executive Officer and a director, was paid $472,997.14 during 1996 for insurance premiums providing coverage to and administrative services rendered to the Company and its subsidiary Banks.

     The Company retained Mr. Lippman and his law firm, Lippman, Mahfouz & Martin during 1996 and expects to retain Mr. Lippman and his firm during 1997.

     The Company has agreed to enter into an employment agreement with Guy C. Billups, Jr., a nominee for director, upon consummation of the Merchants Merger. Pursuant to this agreement, Mr. Billups would serve as Chairman of the Advisory Board of a Mississippi national bank subsidiary of the Company that has been formed to effect the Merchants Merger. The agreement has a two-year term, subject to renewal for one additional year at the option of Mr. Billups, and would provide a base salary to Mr. Billups of $100,000 in the first year, $50,000 in the second year and $25,000 in the third year, with annual bonuses and stock options to be at the sole discretion of the Company's Compensation Committee. The agreement would also require the Company to assume the premium payment obligations (currently $44,000 per year in the aggregate) under the three split-dollar life insurance policies insuring the life of Mr. Billups. Under the terms of the Merchants Agreement, the Company will appoint Mr. Billups as a director of the Louisiana Bank upon consumation of the Merchants Merger.

     The Company has also agreed to enter into employment agreements with Mr. Billups' sons, Guy C. Billups, III and Walter Billups, upon consummation of the Merchants Merger, whereby they would receive certain guaranteed terms of continued employment and other benefits, including guaranteed salary amounts and increases. Such salary amounts are substantially equivalent to the salary amounts received by persons holding similar positions at the Company's other non- Louisiana banking subsidiaries. These agreements and that of Mr. Billups, Jr. provide for severance benefits in an amount equal to one year's salary upon termination of employment under certain circumstances following a change in control of the Company.

                COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

     Because the Company is a public company, its officers, directors and 10% beneficial shareholders are required to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in their ownership of the Company's stock. Based upon its review of copies of forms and related documents furnished to the Company, management believes that all required filings by all such persons were timely made during 1996.


                                   ACCOUNTANTS

     The shareholders will be asked to ratify the Board's selection of Arthur Andersen LLP as independent public accountants to audit the books of the Company and its subsidiaries for 1997. The firm has served as the Company's auditors since 1964. Representatives of Arthur Andersen LLP are expected to be present at the Annual Meeting, with the opportunity to make any statement they desire at that time, and will be available to respond to appropriate questions. If the selection is not ratified (abstentions and brokers non-votes will be disregarded), the appointment of other auditors will be considered by the Board.


                              SHAREHOLDER PROPOSALS

     In order for proposals of shareholders to be considered for inclusion in the proxy statement and proxy for the 1998 Annual Meeting of Shareholders, such proposals must be received at the Company's principal executive office no later than November 15, 1997.


                                  OTHER MATTERS

     The matters to be acted on at the Annual Meeting are set forth in the accompanying Notice. The Company knows of no other business to be presented at the meeting, but if other matters requiring a vote are properly presented at the meeting or any adjournments thereof, proxy holders will vote or abstain from voting thereon in accordance with their best judgment.

                                             By order of the Board of Directors.


                                             William L. Marks,
                                             Chairman

                                    EXHIBIT A















                           WHITNEY HOLDING CORPORATION


                          1997 LONG-TERM INCENTIVE PLAN







                       [WHITNEY HOLDING CORPORATION LOGO]

                           WHITNEY HOLDING CORPORATION

                          1997 LONG-TERM INCENTIVE PLAN

                                TABLE OF CONTENTS

SECTION                                                                     PAGE
-------                                                                     ----

SECTION 1 - PURPOSE........................................................  A-1

SECTION 2 - DEFINITIONS....................................................  A-1

SECTION 3 - ADMINISTRATION.................................................  A-3
     Composition  .........................................................  A-3
     Power and Authority...................................................  A-3
     Delegation   .........................................................  A-3
     Hold Harmless.........................................................  A-3

SECTION 4 - ELIGIBILITY....................................................  A-4

SECTION 5 - SHARES SUBJECT TO THE PLAN AND MAXIMUM AWARDS..................  A-4
     Number of Shares......................................................  A-4
     Type of Common Stock..................................................  A-4
     Cancellation .........................................................  A-4
     Maximum Awards........................................................  A-4

SECTION 6 - STOCK OPTIONS..................................................  A-4
     Special Definition....................................................  A-4
     General Provisions....................................................  A-5
     Incentive Stock Options...............................................  A-5
     Dividend Equivalents..................................................  A-5
     Manner of Exercise....................................................  A-5
     Equity Maintenance....................................................  A-6
     Rights as Stockholder.................................................  A-6

SECTION 7 - RESTRICTED STOCK...............................................  A-6
     Special Definition....................................................  A-6
     General Provisions....................................................  A-6
     Enforcement of Restrictions...........................................  A-7
     Lapse of Restrictions.................................................  A-7
     Shareholder Rights....................................................  A-7

SECTION 8 - PERFORMANCE SHARES.............................................  A-7
     Special Definition....................................................  A-7
     General Provisions....................................................  A-7
     Satisfaction of Performance Objectives................................  A-8
     Not a Stockholder.....................................................  A-8
     No Adjustments........................................................  A-8
     Dividend Equivalent Payments..........................................  A-8

SECTION 9 - PHANTOM SHARES.................................................  A-8
     Special Definition....................................................  A-8
     Grants       .........................................................  A-8
     Phantom Share Account.................................................  A-8

     Distribution from Phantom Share Account...............................  A-9
     Not a Stockholder.....................................................  A-9

SECTION 10 - STOCK APPRECIATION RIGHTS.....................................  A-9
     Special Definition....................................................  A-9
     General Provisions....................................................  A-9
     Exercise     .........................................................  A-9
     Payment      ......................................................... A-10

SECTION 11 - GENERAL....................................................... A-10
     Adoption and Effective Date........................................... A-10
     Duration     ......................................................... A-10
     Transferability of Incentives......................................... A-10
     Effect of Termination of Employment................................... A-11
     Additional Legal Requirements......................................... A-11
     Adjustment   ......................................................... A-11
     Written Agreements.................................................... A-11
     Withholding  ......................................................... A-11
     No Continued Employment............................................... A-12
     Amendment and Termination of the Plan................................. A-12
     Immediate Acceleration of Incentives.................................. A-12
     Governing Law......................................................... A-12
     Compliance with Section 162(m) of the Code............................ A-12
     Other Benefits........................................................ A-12
     Deferral     ......................................................... A-12

                           WHITNEY HOLDING CORPORATION

                          1997 LONG-TERM INCENTIVE PLAN


     Whitney Holding Corporation, a corporation organized and existing under the laws of the State of Louisiana (the "Corporation"), hereby establishes the 1997 Long-Term Incentive Plan (the "Plan"). The Plan is intended to replace the Whitney Holding Corporation Long-Term Incentive Program which was first effective as of April 22, 1992.

                                    SECTION 1
                                     PURPOSE

     The Plan is established to optimize the profitability and growth of the Corporation through the use of compensation incentives which link the interests of executives and other key employees with the interests of the Corporation and its shareholders. The Plan is further intended to provide flexibility to the Corporation in connection with its compensation practices and policies and to attract, retain and motivate officers, executives and other key employees through the grant of nonqualified stock options, incentive options, stock appreciation rights, restricted stock, and performance shares and units, all as more fully set forth below.

                                    SECTION 2
                                   DEFINITIONS

     2.1 "Act" means the Securities Exchange Act of 1934, as amended, and any rule, regulation or interpretation promulgated thereunder.

     2.2   "Board of Directors" means the Board of Directors of the Corporation.

     2.3   "Change in Control" means and shall be deemed to occur if:

           a. Any "person," including any "group," determined in accordance with Section 13(d)(3) of the Act, other than an employee benefit plan maintained by the Corporation or a Subsidiary, becomes the beneficial owner, directly or indirectly, of securities of the Corporation representing 20% or more of the combined voting power of the Corporation's then outstanding securities, without the approval, recommendation, or support of the Board of Directors of the Corporation as constituted immediately prior to such acquisition;

           b. The Federal Deposit Insurance Corporation or any other regulatory agency negotiates and implements a plan for the merger, transfer of assets and liabilities, reorganization and/or liquidation of Whitney National Bank;

           c. The shareholders of the Corporation approve a reorganization, merger or consolidation of the Corporation with respect to which the individuals and entities who were beneficial owners of Common Stock of the Corporation immediately prior to such reorganization, merger or consolidation do not beneficially own, directly or indirectly, more than 80% of the then outstanding common stock or then outstanding voting securities entitled to vote generally in election of directors of the company resulting from such reorganization, merger or consolidation.

           d. A change in the members of the Board of Directors of the Corporation which results in the exclusion of a majority of the "continuing board." For this purpose, the term "continuing board" means the members of the Board of Directors of the Corporation, determined as of the effective date of this Plan and subsequent members of such board who are elected by or on the recommendation of a majority of such "continuing board"; or

           e. The sale of substantially all of the stock or the assets of Whitney National Bank by the Corporation (or any successor corporation thereto).

     2.4   "Code" means the Internal Revenue Code of 1986, as amended.

     2.5 "Common Stock" means no par value voting common stock issued by the Corporation.

     2.6 "Committee" means the persons appointed in accordance with Section 3 of the Plan.

     2.7   "Corporation" means Whitney Holding Corporation.

     2.8 "Covered Employee" means a Participant who is one of the group of "covered employees" within the meaning of Section 162(m) of the Code and the regulations promulgated thereunder, determined as of the date on which an Incentive hereunder is granted, exercised, or vests, as the case may be.

     2.9 "Employee" means a common law employee of the Corporation and/or its Subsidiaries, determined in accordance with the Corporation's standard personnel policies and practices.

     2.10 "Fair Market Value" means the mean of the closing bid and asked prices of Common Stock as quoted on the National Association of Securities Dealers Automated Quotation System (NASDAQ) national market or other exchange on which Common Stock is regularly traded on the date of the grant or the exercise of an Incentive or the lapse of restrictions applicable to an Incentive granted hereunder, as the case may be. If no Common Stock is traded on such date, then Fair Market Value shall be the mean of the closing bid and asked prices on the date Common Stock last traded on such system or exchange. If Common Stock is not regularly traded, then Fair Market Value shall be the value of Common Stock determined by the Committee in accordance with generally accepted methods of valuation.

     2.11 "Incentive" means a right to purchase or receive shares of Common Stock, monetary payments or both in accordance with the terms of this Plan. An Incentive may be granted in the form of stock options, restricted stock, performance shares, phantom shares, stock appreciation rights (SARs) or any combination thereof.

     2.12 "Insider" means an individual who is an officer, director or 10% beneficial owner of any class of the Corporation's equity securities registered under Section 12 of the Act, as more fully defined in Section 16 of the Act.

     2.13  "Participant"  means  an  Employee  who  is granted  or  awarded   an
Incentive under this Plan.

     2.14 "Performance-Based Compensation" means the Incentives granted or awarded hereunder which are intended to comply with the provisions of Section 162(m)(4) of the Code.

     2.15 "Performance Measure" means the performance goals used for the purposes of the grant of Incentives hereunder which are intended to constitute Performance-Based Compensation. Performance Measures shall be designated by the Committee, at the time of grant, from among the following alternatives:

           a.   The return on average shareholders' equity of the Corporation;

           b.   The return on average assets of the Corporation;

           c.   The net income of the Corporation;

           d.   The earnings per share of the Corporation;

           e.   The total shareholder return of the Corporation;

           f. The market share of the Corporation or a Subsidiary or unit thereof; and/or

           g. Such other criteria as may be established by the Committee, in writing, consistent with the provisions of Section 162(m) of the Code.

Performance objectives may relate to the Corporation, a Subsidiary, a division, department or unit of the Corporation or any Subsidiary or any Participant or group of Participants.

     2.16 "Plan" means this 1997 Long-Term Incentive Plan, as the same may be amended from time to time.

     2.17 "Subsidiary" means any corporation of which the Corporation owns, directly or indirectly, more than 50% of the total combined voting power of all classes of stock.

     2.18 Other Definitions. The terms "stock option" and "option" are defined in Section 6.1 hereof; the terms "nonemployee director" and "outside director" are defined in Section 3.1 hereof; the term "nonqualified stock option" is designated in Section 3.2 hereof; the term "incentive stock option" is defined in Section 6.1 hereof; the term "restricted stock" is defined in
Section 7.1 hereof; the term "performance share" is defined in Section 8.1 hereof; the term "phantom share" is defined in Section 9.1 hereof; the term "phantom share account" is defined in Section 9.3 hereof; the terms "stock appreciation right" and "SAR" are defined in Section 10.1 hereof; the term "exercise date" is defined in Section 10.3 hereof; the term "cause" is defined in Section 11.4 hereof; the term "effective date" is defined in Section 11.1 hereof.

                                    SECTION 3
                                 ADMINISTRATION

     3.1 Composition. The Plan shall be administered by a committee appointed by the Board of Directors, which committee shall consist of at least two "non-employee directors" who are also "outside directors." For this purpose, the term "non-employee director" shall have the meaning ascribed to it in Rule 16b-3 promulgated under the Act or a successor thereto. The term "outside director" shall have the meaning ascribed to it in Section 162(m) of the Code.

     3.2 Power and Authority. The Committee shall have the discretionary power and authority to award Incentives under the Plan, including determination of the terms and conditions thereof, to construe and interpret the provisions of the Plan and any form or agreement related thereto, to establish and adopt rules, regulations, and procedures relating to the Plan and to interpret, apply and construe such rules, regulations and procedures and to make any other determination which it believes necessary or advisable for the proper administration of the Plan.

     Decisions, interpretations and actions of the Committee concerning matters related to the Plan shall be final and conclusive on the Corporation, its Subsidiaries and stockholders and Participants and beneficiaries hereunder. The Committee's determinations under the Plan need not be uniform, and the Committee may make determinations selectively among the Participants who receive or are eligible to receive Incentives, whether or not such Participants are similarly situated.

     3.3 Delegation. With respect to any Participant who is not an Insider or Covered Employee, the Committee may delegate to the Chief Executive Officer of the Corporation the power and authority to designate Participants hereunder, to determine the size and type of any Incentive to be received by such
Participants, and to determine or modify performance objectives for such Participants, subject to ratification by the Committee.

     3.4 Hold Harmless. The Corporation shall indemnify and hold harmless the members of the Committee and individuals, including Employees of the Corporation or a Subsidiary, performing services on behalf of the Committee, against any liability, cost or expense arising as a result of any claim asserted by any person or entity under the laws of any state or of the United States with respect to any action or failure to act of such individuals taken in connection with the Plan, except claims or liabilities arising on account of the willful misconduct or bad faith of any such individual.

                                    SECTION 4
                                   ELIGIBILITY

     Employees of the Corporation and its Subsidiaries, including, but not limited to, all executive and senior officers, shall be eligible to receive Incentives under this Plan, when designated by the Committee. Employees may be designated for participation hereunder individually or by groups or categories, in the discretion of the Committee.

                                    SECTION 5
                  SHARES SUBJECT TO THE PLAN AND MAXIMUM AWARDS

     5.1 Number of Shares. Subject to adjustment as provided in Section 11.6 hereof, the number of shares of Common Stock which may be issued under the Plan shall not exceed 7% of the total number of shares of Common Stock which may be issued and outstanding, from time to time. Such amount includes shares reserved for issuance under the Whitney Holding Corporation Long-Term Incentive Program not previously subject to grant or award under that program.

     Except as provided in this Section 5, the number of shares available for grant, transfer or issuance under the Plan shall be reduced by the number of shares actually granted, transferred or issued hereunder, from time to time.

     5.2 Type of Common Stock. Common Stock issued in connection with the grant or award of an Incentive hereunder may be authorized and unissued shares or issued shares held as treasury shares or open market shares.

     5.3 Cancellation. Shares of Common Stock covered by Incentives which are not earned or which are cancelled, forfeited, terminated, expired or otherwise lapsed for any reason and options or stock appreciation rights which expire unexercised, are cancelled or forfeited or which are exchanged for other forms of options or Incentives hereunder, shall again be available for grant as an Incentive under the Plan, to the extent permitted under Rule 16b-3 promulgated under the Act or any successor thereto.

     5.4 Maximum Awards. Notwithstanding any provision of the Plan to the contrary, the following limitations shall apply to Incentives awarded hereunder:

           a. In any calendar year, the maximum number of shares of Common Stock that may be granted or otherwise awarded in the form of a nonqualified option or SAR hereunder to a single Participant shall be 100,000 shares.

           b. In any calendar year, the maximum amount payable to any single Participant in the form of cash with respect to Incentives granted or awarded hereunder shall be 300% of the Participant's base or regular compensation with respect to that year, and the maximum payable to any single Participant in the form of Common Stock with respect to Incentives granted or awarded hereunder shall be 2% of the total number of shares of Common Stock issued and outstanding, from time to time.

                                    SECTION 6
                                  STOCK OPTIONS

     6.1 Special Definition. The term "stock option" or "option" means a right to purchase shares of Common Stock from the Corporation. Stock options granted hereunder may be nonqualified stock options or incentive stock options. A "nonqualified stock option" is an option which is designated as nonqualified and is not intended to meet the requirements of Section 422 of the Code; an "incentive stock option" is an option which is designated as such and which is intended to comply with the requirements imposed under Section 422 of the Code. All stock options shall comply with the provisions of Section 6.2 hereof, and incentive stock options shall comply with the provisions of Section 6.3 hereof.

     6.2 General Provisions. All stock options granted under this Plan shall be granted by the Committee, in its discretion, subject to the following general terms and conditions:

           a. The number of shares of Common Stock subject to an option shall be determined by the Committee at the time of grant.

           b. The option price per share shall not be less than Fair Market Value as of the date of grant.

           c. Subject to earlier termination as provided in Section 10.4 hereof, the term of each stock option shall be determined by the Committee.

           d. Each stock option shall be exercisable at such time or times during its term as may be determined by the Committee; provided, however, that no option shall be exercisable later than 10 years after the date of grant and no option shall be exercisable earlier than six months and one day after the date of grant.

Stock options granted hereunder shall be evidenced by a written agreement between the Committee and each affected Participant. Any such agreement shall identify the grant of the option as an incentive stock option or as a nonqualified stock option.

     6.3   Incentive Stock Options.  In  addition  to the  provisions of Section
6.2 hereof, each incentive stock option shall be subject to the following:

           a. The aggregate Fair Market Value (determined as of the time the option is granted) of the shares of Common Stock with respect to which incentive stock options are exercisable for the first time by any Participant during any calendar year (under all plans of the Corporation), shall not exceed $100,000. If and to the extent Fair Market Value exceeds $100,000, the incentive stock option shall be treated as a nonstatutory stock option.

           b. Incentive stock options must be granted within 10 years from the date on which this Plan is adopted.

           c. Unless sooner exercised, all incentive stock options shall expire no later than 10 years after the date of grant.

           d.   Incentive stock options granted to a Participant hereunder shall
                be  exercisable  during  his  or  her  lifetime  only  by   such
                Participant.

           e. No incentive stock option shall be granted to any Participant who at the time such option is granted would own (within the meaning of Section 422 of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Corporation, determined in accordance with Section 422(b)(6) of the Code.

           f. No incentive stock option shall be granted to any Participant who is not an employee (within the meaning of Section 3401 of the Code) of the Corporation or its Subsidiaries during the period described under Section 422(a)(2) of the Code.

Any certificate or agreement evidencing an incentive stock option granted under the Plan shall contain such other provisions as the Committee shall deem advisable, but shall in all events be consistent with and contain all provisions required in order to qualify the options as incentive stock options under
Section 422 of the Code.

     6.4 Dividend Equivalents. The Committee, in its discretion, may grant dividend equivalents in connection with an option granted hereunder. Dividend equivalents may be granted in cash or in the form of Common Stock and shall be subject to such additional terms and conditions as the Committee, in its sole discretion, deems appropriate.

     6.5 Manner of Exercise. A stock option may be exercised, in whole or in part, by providing written notice to the Committee, specifying the number of shares of Common Stock to be purchased and accompanied by the full purchase price for such shares.

     The option price shall be payable to the Corporation in the form of cash or an equivalent, if permitted under the terms and conditions applicable to the option, by delivery of previously acquired shares of Common Stock held by the Participant, or in such other manner as may be authorized, from time to time, by the Committee. Common Stock tendered to the Corporation in payment of the option price shall be valued at its Fair Market Value at the date of exercise and shall be held by the Participant for at least six months prior to tender. For this purpose, the holding period of shares of Common Stock acquired upon the exercise of a stock option which are then tendered in consideration of the option price shall be measured from the date on which the option was granted.

     A Participant or group of Participants may exercise stock options and sell the shares of Common Stock acquired thereby pursuant to a brokerage or similar arrangement and use the proceeds of any such sale as payment of the purchase price of the shares.

     As soon as practicable after the receipt of written notification or exercise and payment of the option price in full, the Committee shall cause the Corporation to deliver to the Participant, registered in the Participant's name, certificates representing shares of Common Stock in the appropriate amount.

     6.6 Equity Maintenance. If a Participant, while an Employee of the Corporation or a Subsidiary, pays the option price by delivery of previously owned shares of Common Stock, the Committee, in its discretion, may grant to such Participant an additional option to purchase the number of shares of Common Stock delivered by the Participant to pay the option price. Any such additional option granted by the Committee shall be exercisable at Fair Market Value determined as of the date on which such additional option is granted.

     6.7 Rights as Stockholder. Prior to the issuance of shares of Common Stock upon the exercise of a stock option, a Participant shall have no rights as a stockholder with respect to the shares subject to such option.

                                    SECTION 7
                                RESTRICTED STOCK

     7.1 Special Definition. The term "restricted stock" means shares of Common Stock which are sold or transferred by the Corporation to a Participant at a price which may be below Fair Market Value, or for no payment, but subject to restrictions on sale or other transfer by the Participant.

     7.2 General Provisions. The Committee may grant shares of restricted stock, in its discretion, subject to the following terms and conditions:

           a.   The  number  of  shares  to  be  transferred  or  sold  by   the
                Corporation to a Participant as restricted stock shall be determined by the Committee.

           b. The Committee shall determine the price, if any, at which shares of restricted stock shall be sold, which may vary from time to time and which may be below the Fair Market Value of such shares as of the date of sale.

           c. All shares of restricted stock transferred or sold to a Participant hereunder shall be subject to such terms, conditions and restrictions for such period or periods as the Committee, in its discretion, may determine (including, without limitation, restrictions on transfer, forfeiture provisions, and restrictions based upon the achievement of specified performance objectives which may relate to the Corporation, a Subsidiary, any unit, department or division of the Corporation or a Subsidiary or any Participant or group of Participants or Employees).

           d. To the extent Restricted Stock granted hereunder is intended to constitute Performance-Based Compensation, restrictions imposed by the Committee shall consist of Performance Measures.

Each grant of restricted stock hereunder shall be evidenced by a written agreement between the Committee and each affected Participant.

     7.3 Enforcement of Restrictions. In order to enforce any restrictions imposed by the Committee pursuant to Section 7.2 hereof a Participant receiving restricted stock shall enter into an agreement with the Corporation setting forth the conditions of the grant. Each certificate issued with respect to restricted shares shall bear such legends as the Committee, in its sole discretion, shall deem necessary or appropriate.

     The Committee, in its discretion, may require that shares of restricted stock registered in the name of the Participant be deposited, together with a stock power endorsed in blank, with the Corporation.

     7.4 Lapse of Restrictions. At the end of any period during which the shares of restricted stock are subject to forfeiture or restriction on transfer, such restrictions shall lapse and a certificate representing the number of shares of Common Stock with respect to which the restrictions have lapsed shall be delivered to the Participant free of restriction, except as may be imposed by applicable law or as provided herein.

     7.5 Shareholder Rights. Subject to any restrictions or limitations imposed by the Committee, each Participant receiving restricted stock hereunder shall have the full voting rights of a stockholder with respect to such shares during any period in which the shares are subject to forfeiture or restriction on transfer.

     During any period of restriction hereunder, dividends paid in cash or property with respect to the underlying shares of restricted stock shall be paid to the Participant currently, accrued by the Corporation as a contingent obligation or converted to additional shares of stock, in the discretion of the Committee. Notwithstanding the foregoing, if the grant of such restricted stock is intended to comply with the Performance-Based Exception, the Committee may impose such additional limitations on the receipt of dividends or similar payments as the Committee deems necessary to ensure that such shares continue to satisfy such exception.

                                    SECTION 8
                               PERFORMANCE SHARES

     8.1 Special Definition. The term "performance share" means the right to receive or purchase (at a price which may be below Fair Market Value) Common Stock upon the completion of certain performance objectives.

     8.2 General Provisions. The Committee may grant performance shares, in its discretion, subject to the following terms and conditions:

           a.   The  number  of  shares  granted  to  a  Participant  shall   be
                determined by the Committee.

           b.   Each    performance   share  shall  be  subject  to  performance
                objectives established by the Committee. Performance objectives may relate to the Corporation, a Subsidiary, a division, department or unit of the Corporation or a Subsidiary or any Participant or group of Participants. Such performance objectives shall be achieved during the period designated by the Committee.

           c. All performance shares shall be subject to such additional restrictions for such period or periods as the Committee, in its discretion, may determine.

           d. The Committee, in its discretion, may establish a purchase price for the acquisition of shares of Common Stock upon the completion of the performance objectives, if any, which price may be below Fair Market Value.

           e. To the extent performance shares granted hereunder are intended to constitute Performance-Based Compensation, the performance objectives designated by the Committee shall consist of Performance Measures.

Each grant of performance shares shall be evidenced by a written agreement between the Committee and each affected Participant.

     8.3 Satisfaction of Performance Objectives. If the performance objectives designated by the Committee are achieved, each affected Participant shall be paid in the manner designated by the Committee. Payment shall be made in the form of (a) the number of shares of Common Stock equal to the number of performance shares initially granted to that Participant, (b) the right to purchase Common Stock at a price designated by the Committee, which price may be below Fair Market Value, (c) a cash payment of the Fair Market Value of Common Stock in an amount equal to the number of performance shares granted to the Participant, or (d) a combination thereof.

     If such objectives are not satisfied due to circumstances that, in the determination of the Committee, are outside the control of the Corporation or the Participant, the Committee, in its discretion, may provide for payment in full of the Incentive, lesser payment or cancellation; provided, however, that with respect to Performance-Based Compensation, the exercise of such discretion shall be subject to and consistent with the limitations set forth in Code
Section 162(m).

     8.4 Not a Stockholder. The award of performance shares shall not entitle a Participant to exercise the rights of a stockholder of the Corporation with respect to such shares, until the transfer of shares of Common Stock with respect to such award.

     8.5 No Adjustments. No adjustment shall be made in performance shares awarded to account for cash dividends paid or other rights issued to the holders of Common Stock prior to the end of any period with respect to which performance objectives are applicable.

     8.6 Dividend Equivalent Payments. The Committee, in its discretion, may award to a Participant granted performance shares hereunder dividend equivalent payments or similar rights. If so granted, an adjustment shall be made in the number of performance shares.

                                    SECTION 9
                                 PHANTOM SHARES

     9.1 Special Definition. The term "phantom share" means a bookkeeping entry to the credit of a Participant which represents a share of Common Stock.

     9.2 Grants. Phantom shares shall be granted in the discretion of the Committee, subject to the following terms and conditions.

           a. The number of phantom shares granted to a Participant shall be determined by the Committee.

           b. The price for such shares, if any, shall be determined by the Committee and may be less than the fair market value of Common Stock at the time of grant.

           c. Phantom shares shall be subject to such restrictions for such time or times as the Committee shall determine.

Grants of phantom shares shall be evidenced by a written agreement between the Committee and each affected Participant.

     9.3 Phantom Share Account. Phantom shares granted to a Participant shall be credited to "a phantom share account" established and maintained for such Participant on the books and records of the Corporation. Such account shall be a bookkeeping entry only and shall not require the Corporation or any Subsidiary to segregate or otherwise earmark assets. No shares of Common Stock shall be issued or issuable at the time a phantom share is credited to a Participant's phantom share account.

     An amount equal to dividends payable with respect to Common Stock represented by the credit of phantom shares to a Participant's phantom share account shall be credited to such account. Any stock dividend, stock split or other recapitalization shall be reflected in the credits made to a Participant's phantom share account. Notwithstanding the foregoing, if the grant of such phantom shares is intended to constitute Performance-Based Compensation, the Committee may impose such additional limitations on the receipt of dividends or similar payments as the Committee deems necessary to ensure compliance with the restrictions imposed under Section 162(m) of the Code.

     9.4 Distribution from Phantom Share Account. All phantom shares granted to a Participant shall be distributable in accordance with the terms and conditions imposed by the Committee. When any such share is or becomes distributable, the affected Participant shall be entitled to receive a distribution from the Corporation in such form (which may include shares of Common Stock, cash or a combination thereof) as the Committee shall determine.

     9.5 Not a Stockholder. The credit of phantom shares to a Participant shall not entitle such Participant to exercise the rights of a stockholder of the Corporation, until the issuance of shares of Common Stock with respect to such credit.

                                   SECTION 10
                            STOCK APPRECIATION RIGHTS

     10.1 Special Definition. The term "stock appreciation right" or "SAR" means a right to receive, without payment, shares of Common Stock, cash or a combination thereof, determined in accordance with the provisions of this
Section 10. Stock appreciation rights granted hereunder may relate to an option granted under the Plan (whether an outstanding option or an option granted contemporaneous with the SAR) or stock appreciation rights may be granted separately, without regard to any other Incentive.

     10.2 General Provisions. All stock appreciation rights shall be granted by the Committee, in its discretion, subject to the following general terms and conditions:

           a. Each SAR granted hereunder shall relate to the number of shares of Common Stock determined by the Committee. Unless otherwise provided by the Committee, if a SAR is granted in tandem with an option, the number of shares of Common Stock to which the SAR relates shall be reduced in the same proportion that the option related to the SAR is exercised or the option shall be reduced in the same proportion that the SAR is exercised, as the case may be.

           b. Subject to earlier termination as provided in Section 11.4 hereof, the term of each SAR shall be determined by the Committee.

           c. Each SAR granted hereunder shall be exercisable at such time or times during its term as may be determined by the Committee; provided, however, that no SAR shall be exercisable later than 10 years after the date of grant. Unless otherwise provided by the Committee, each SAR granted in tandem with an option shall be exercisable at such times, to the extent and upon such terms and conditions as the stock option to which it relates is exercisable.

Stock appreciation rights granted hereunder shall be evidenced by a written agreement between the Committee and each affected Participant.

     10.3 Exercise. A SAR may be exercised, in whole or in part, by giving written notice to the Corporation, specifying the number of SARs that the holder wishes to exercise. The date that the Corporation receives such written notice shall be referred to herein as the "exercise date." The Corporation shall, promptly after the exercise date, deliver to the exercising Participant certificates for shares of Common Stock or cash or a combination thereof in an amount determined in accordance with Section 10.4 hereof; provided, however, that payment to an Insider may be delayed for any period necessary to comply with the requirements of the Act.

     10.4 Payment. Subject to the right of the Committee to deliver cash in lieu of shares of Common Stock or for fractional shares, the number of shares of Common Stock that shall be issuable upon the exercise of an SAR shall be determined by dividing:

           a. The number of shares of Common Stock as to which the SAR is exercised, multiplied by the amount of the appreciation in such shares; by

           b. The Fair Market Value of a share of Common Stock on the exercise date.

For this purpose, "appreciation" shall be the amount by which the Fair Market Value of the shares of Common Stock subject to the SAR on the exercise date exceeds (a) in the case of a SAR related to a stock option, the option price of the shares of Common Stock subject to the option, or (b) in the case of a SAR granted alone, without reference to a related stock option, an amount equal to the Fair Market Value of a share of Common Stock on the date of grant.

                                   SECTION 11
                                     GENERAL

     11.1 Adoption and Effective Date. This Plan will become effective upon its approval by the affirmative vote of the holders of a majority of the Common Stock of the Corporation at a meeting of its shareholders. Unless approved within one year after the date of the Plan's adoption by the Board of Directors of the Corporation, the Plan shall not be effective for any purpose. Prior to the approval of the Plan by the shareholders of the Corporation, the Committee may award Incentives hereunder, but if such approval is not received in the specified period, then such awards shall be void and of no effect.

     11.2 Duration. The Plan shall commence on its effective date and shall remain in effect, subject to the right of the Board of Directors to amend or terminate the Plan pursuant to Section 11.10 hereof, until all Incentives granted under the Plan have been satisfied by the issuance of shares of Common Stock or terminated and all restrictions imposed on shares of Common Stock in connection with their issuance under the Plan have lapsed. No Incentive shall be granted under the Plan after the 10th anniversary of the date on which the Plan is approved by the Corporation's stockholders.

     11.3  Transferability  of Incentives.  Except as expressly provided in this
Section 11.3, no Incentive granted hereunder may be transferred, pledged, assigned, hypothecated, alienated or otherwise encumbered or sold by the holder thereof whether by operation of law or otherwise and whether voluntarily or involuntarily (except in the event of the holder's death by will or the laws of descent and distribution) and neither the Committee nor the Corporation shall be required to recognize any attempted assignment of such rights by any Participant. During a Participant's lifetime, an Incentive may be exercised only by the Participant or by the Participant's guardian or legal representative.

     Notwithstanding the foregoing, the Committee, in its sole discretion, may provide that any nonqualified option, restricted stock, performance share or unit or SAR awarded hereunder may be transferred by a Participant to members of such Participant's immediate family, any trust for the benefit of such family members and/or partnerships whose partners are such family members, but such transferees may not transfer such Incentives to third parties. For purposes of this Section 11.3, the term "immediate family" shall have the meaning ascribed to such term in Rule 16a-1(e) promulgated under the Act.

     Each transferee shall be subject to the terms and conditions applicable to the Incentive prior to such transfer and, prior to any transfer hereunder, each such transferee and the related Participant shall enter into a written agreement with the Committee acknowledging such terms and conditions, including, but not limited to, the conditions with regard to the liability for payment of any and all taxes, as well as any other restriction determined to be reasonably necessary by the Committee. To the extent the Committee determines that any transfer hereunder would result in the loss of the exemption provided under Rule 16b-3 of the Act or a similar provision, such transfer shall be deemed invalid.

     11.4 Effect of Termination of Employment. In the event that a Participant ceases to be an Employee of the Corporation or a Subsidiary on account of death, disability, retirement or a voluntary or involuntary termination, other than for cause (as defined below), an Incentive may be exercised or shall expire at such times as may be determined by the Committee; provided, however, that any extension of the exercise term shall not exceed the original exercise term of the Incentive.

     If a Participant's employment with the Corporation or a Subsidiary is terminated for "cause," all rights of such Participant under any Incentive shall expire, be terminated or forfeited, upon receipt by such Participant of notice of such termination. In the event of forfeiture, stock certificates representing such restricted stock shall be returned to the Corporation. For this purpose, the term "cause" shall mean fraud, misappropriation of or intentional material damage to the property or business of the Corporation or a Subsidiary or the commission of a felony by a Participant.

     If a Participant ceases to be an Employee of the Corporation or a Subsidiary for any reason and the Participant then "competes" with the business or operations of the Corporation or a Subsidiary, such Participant shall forfeit any stock options not yet exercised, any restricted stock with respect to which the restrictions have not yet lapsed and any credits to such Participant's phantom share account. The Committee shall determine, in accordance with applicable law, whether a Participant's activity constitutes competition for purposes of this
Section 11.4

     11.5 Additional Legal Requirements. The obligation of the Corporation or any of its Subsidiaries to deliver Common Stock to any Participant hereunder shall be subject to all applicable laws, regulations, rules and approvals deemed necessary or appropriate by the Corporation. Certificates for shares of Common Stock issued pursuant to this Plan may be legended as the Committee shall deem appropriate.

     11.6 Adjustment. In the event of any merger, consolidation or reorganization of the Corporation with any other corporation or corporations which does not constitute a change in control within the meaning of Section 2.3 hereof, there shall be substituted for each of the shares of Common Stock then subject to the Plan the number and kind of shares of stock or other securities to which the holders of the shares of Common Stock will be entitled pursuant to the transaction.

     In the event of any recapitalization, stock dividend, stock split, combination of shares or other change in the number of shares of Common Stock then outstanding for which the Corporation does not receive consideration, the number of shares of Common Stock then subject to the Plan shall be adjusted in proportion to the change in outstanding shares of Common Stock. In the event of any such substitution or adjustment, the purchase price of any option, the performance objectives applicable to any Incentive, and the shares of Common Stock issuable pursuant to any Incentive shall be adjusted to the extent necessary to prevent the dilution or enlargement of any right granted hereunder, determined in the discretion of the Committee.

     11.7 Written Agreements. The terms of each Incentive shall be stated in a plan or agreement approved by the Committee. Neither the Committee nor the
Corporation shall be required to grant any Incentive hereunder to any Participant, unless such Participant executes such agreements or provides such representations as the Committee deems appropriate.

     11.8 Withholding. The Corporation shall have the right to withhold from any payment made under the Plan or to collect as a condition of payment, any taxes required by law to be withheld.

     A Participant required to pay to the Corporation an amount required to be withheld under applicable income tax laws in connection with a distribution of Common Stock may satisfy this obligation, in whole or in part, by electing to have the Corporation withhold from the distribution shares of Common Stock having a Fair Market Value equal to the amount required to be withheld. The value of the shares to be withheld shall be based on the Fair Market Value on the date that the amount of tax to be withheld shall be determined. The Committee may disapprove of any such election, may suspend or terminate the right to make elections or may provide with respect to any Incentive that the right to make elections shall not apply. Once delivered to the Committee, an election shall be irrevocable. If a Participant is an Insider, then any such election shall comply with such additional restrictions as may be imposed under Rule 16b-3 promulgated under the Act.

     11.9 No Continued Employment. No Participant under the Plan shall have any right to continue in the employ of the Corporation or a Subsidiary for any period of time or to any right to continue his or her present or any other rate of compensation on account of participation in the Plan.

     11.10 Amendment and Termination of the Plan. The Board of Directors of the Corporation may amend or discontinue the Plan at any time, in its sole discretion; provided, however, that no such amendment or discontinuance shall materially change or impair, without the consent of each affected Participant, an Incentive previously granted.

     11.11 Immediate Acceleration of Incentives. Notwithstanding any provision in the Plan or in any Incentive to the contrary and subject to any limitation imposed with the Act, (a) the restrictions on all shares of restricted stock awarded under the Plan shall immediately lapse, (b) all outstanding options shall become exercisable immediately, (c) all credits to phantom share accounts shall be immediately distributable, and (d) all performance objectives or other restrictions on Incentives granted under the Plan shall be deemed to be satisfied or lapsed and payment made immediately, upon the occurrence of a Change in Control.

     11.12 Governing Law. The Plan and any Incentive granted under the Plan shall be governed by the laws of the State of Louisiana.

     11.13 Compliance with Section 162(m) of the Code. Incentives granted to a Covered Employee hereunder shall comply with the requirements of Section 162(m) of the Code, in addition to the terms and conditions of this Plan; provided, however, that the Committee, in its sole discretion, may determine that such compliance is not desired with respect to any specific Incentive granted or awarded hereunder. In the event Section 162(m) of the Code (or the rules and regulations promulgated thereunder) is modified, the Committee may modify or amend the terms of this Plan or any Incentive granted hereunder to the extent the Committee deems necessary or appropriate to comply with such section.

     11.14 Other Benefits. Incentives granted to a Participant under the terms of the Plan shall not impair or otherwise reduce such Participant's compensation, life insurance or other benefits provided by the Corporation or its Subsidiaries; provided, however, that the value of Incentives shall not be treated as compensation for purposes of computing the value or amount of any such benefit.

     11.15 Deferral. If permitted by the Committee, a Participant may elect to enter into a written agreement with the Corporation providing for the deferral of any form of payment hereunder (whether in the form of cash or Common Stock), subject to such terms and conditions as the Committee may deem appropriate.

     THIS PLAN was adopted by the Board of Directors of Whitney Holding Corporation on February 26, 1997, to be effective as of the time determined under Section 11.1 hereof.

                             WHITNEY HOLDING CORPORATION


                             By: /s/ William L. Marks
                                ------------------------------------------------
                                 William L. Marks

                             Its:Chairman of the Board & Chief Executive Officer
                                 -----------------------------------------------

                       [WHITNEY HOLDING CORPORATION LOGO]



March 18, 1997



                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To the Shareholders:

         The Annual Meeting of Shareholders of Whitney Holding Corporation (the "Company") will be held on the eleventh floor, Pan-American Life Center, 601 Poydras Street, New Orleans, Louisiana, on Wednesday, April 23, 1997, at 10:30 a.m., for the purposes of considering and voting upon:

         1.  Election of directors.

         2. Ratification of the selection of Arthur Andersen LLP as independent public accountants to audit the books of the Company and its subsidiaries for 1997.

         3.  Proposal  to  adopt  the  new  1997  Whitney  Holding   Corporation
     Long-Term Incentive Plan.

         4. Such other business as may properly come before the meeting or any adjournments or postponements thereof.

         The close of business on February 27, 1997, has been fixed as the record date for determining shareholders entitled to notice of and to vote at the meeting.

                                            By  order of the Board of Directors.


                                            /s/ JOSEPH S. SCHWERTZ, JR.

                                            JOSEPH S. SCHWERTZ, JR.
                                            Secretary


--------------------------------------------------------------------------------
              228 St. Charles Avenue, New Orleans, Louisiana 70130



                            (Detach Proxy Form Here)
--------------------------------------------------------------------------------

P                                                                              P
       2. Ratification of the selection of Arthur Andersen LLP as independent public accountants for 1997.
                          FOR                AGAINST                  ABSTAIN
                      ----               ----                     ----

       3.  Proposal  to  adopt  the  new  1997  Whitney   Holding  Corporation
           Long-Term Incentive Plan.
                          FOR                AGAINST                  ABSTAIN
                      ----               ----                     ----
R                                                                              R

       When properly executed and returned, this proxy will be voted in the manner specified thereon. If no manner is specified, the proxy will be voted FOR proposals 1, 2 and 3.
                                       Date                            , 1997.
                                           ----------------------------

                                       ---------------------------------------
                                               SIGNATURE OF SHAREHOLDER
O                                                                              O
                                       NOTE: Please sign  as your name appears
                                       hereon.  If  shares  are  held by joint
                                       tenants, both should sign. When signing
                                       as  attorney,  executor, administrator,
                                       trustee or  guardian,  please give your
X                                      full title as such. If a   corporation, X
                                       please sign in full  corporate  name by
                                       authorized officer. If a   partnership,
                                       please sign in full partnership name by
                                       authorized person. *The  nomination  of
                                       Mr.  Billups  may  be   withdrawn    as
                                       described  in  the  accompanying  Proxy
                                       Statement.
Y                                                                              Y

                             (Detach Proxy Form Here)
  ----------------------------------------------------------------------------
  WHITNEY HOLDING CORPORATION              Solicited by the Board of Directors

P     The undersigned hereby appoints Lloyd  J.  Abadie,  Richard C. Hart  and P
  John A. Rehage, and each of them, proxies with full power of substitution, to represent and to vote all shares of Common Stock of Whitney Holding Corporation which the undersigned is entitled to vote at the Annual Meeting of Shareholders of said corporation to be held on April 23, 1997 or any adjournments or postponements thereof (1) as hereinafter specified upon the proposals listed below and (2) in their discretion upon such other business as may properly come before the meeting.
R                                                                              R
  THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ALL OF THE FOLLOWING PROPOSALS:

       1.  Election of directors.

               FOR all nominees listed below       WITHHOLD  authority  to
               (except as indicated to the         vote  for  all nominees
O               contrary below)                    listed below                O
           ----                                ----

            Term expiring 2000: Mr. Camille A. Cutrone
            Term expiring 2001: Mr. Alfred S. Lippman and Ms. Carroll W. Suggs Term expiring 2002: Messrs. Guy C. Billups, Jr.* James M. Cain,
X                               Robert H. Crosby, Jr., Richard B. Crowell, and X
                                John K. Roberts, Jr.

 (INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name on the line below.)

  ----------------------------------------------------------------------------
Y                (Continued And To Be Signed On Other Side)                    Y